SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                                 (Amendment No.)

Filed by the Registrant                               [X]
Filed by a party other than the Registrant            [ ]

Check the appropriate box:

[x]   Preliminary Proxy Statement
[ ]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Section.240-14a-11(c) or Section.240-
      14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                             Franklin Managed Trust
                (Name of Registrant as Specified In Its Charter)

                             Franklin Managed Trust
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]   Fee paid previously with preliminary material.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)   Amount Previously Paid:

      2)   Form, Schedule or Registration Statement No.:

      3)   Filing Party:

      4)   Date Filed:



[LOGO](R)
FRANKLIN(R)TEMPLETON(R)


                            FRANKLIN MANAGED TRUST

                       IMPORTANT SHAREHOLDER INFORMATION



These materials request your input on several important matters that will affect your Fund. They are for a special shareholders' meeting scheduled for October 26, 1999 at 10:00 a.m. Pacific time. They discuss the proposals to be voted on at the meeting, and contain your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to your Fund. If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, we'll vote it in accordance with the Trustees' recommendations on page 1 of the proxy statement.

WE URGE YOU TO SPEND A FEW MINUTES REVIEWING THE PROPOSALS IN THE PROXY STATEMENT. THEN, FILL OUT THE PROXY CARD AND RETURN IT TO US SO THAT WE KNOW HOW YOU WOULD LIKE TO VOTE. WHEN SHAREHOLDERS RETURN THEIR PROXIES PROMPTLY, THE FUND MAY BE ABLE TO SAVE MONEY BY NOT HAVING TO CONDUCT ADDITIONAL MAILINGS.

WE WELCOME YOUR COMMENTS. IF YOU HAVE ANY QUESTIONS, CALL FUND INFORMATION AT 1-800/DIAL BEN(R) (1-800/342-5236).

                         TELEPHONE AND INTERNET VOTING

FOR YOUR CONVENIENCE, IF YOUR ACCOUNT IS ELIGIBLE, A CONTROL NUMBER AND SEPARATE INSTRUCTIONS ARE ENCLOSED WHICH WILL ENABLE YOU TO VOTE BY TELEPHONE OR THROUGH THE INTERNET, 24 HOURS A DAY.




                      This page intentionally left blank.




A LETTER FROM THE PRESIDENT

Dear Fellow Shareholders:

I am writing to request that you consider seven matters relating to your investment in Franklin Rising Dividends Fund (the "Fund"), a series of Franklin Managed Trust (the "Trust"). The Board of Trustees asks that you cast your vote in favor of:

      1.   Electing a Board of Trustees;

      2. Ratifying the appointment by the Trustees of Tait, Weller & Baker as the independent auditors for the Trust for the fiscal year ending September 30, 1999;

      3. Modifying the Fund's current criteria for the selection of portfolio companies related to the issuer's treatment of debt on its balance sheet, which is fundamental;

      4.   Amending seven of the Fund's fundamental investment restrictions;

      5.   Eliminating five of the Fund's fundamental investment restrictions;

      6. Reorganizing the Trust from a Massachusetts business trust to a Delaware business trust; and

      7. Granting proxyholders the authority to vote upon any other business that may properly come before the meeting or any adjournments thereof.

We urge you to confirm the Board's recommendations by electing the nominated Trustees and ratifying the selection of the independent auditors.

We have proposed a modification to the Fund's current criteria for the selection of portfolio companies related to the issuer's treatment of debt on its balance sheet. If approved, the change would expand the universe of high quality companies that meet the rising dividends criteria. We have also proposed amending or eliminating certain fundamental investment restrictions. We believe that the recommended changes will provide additional investment opportunities to the Fund, as further described in the attached proxy statement. We urge you to approve these proposals which are designed to benefit all shareholders by providing the Fund with greater flexibility in pursuing its investment objectives. In addition, we have proposed that the Trust be reorganized as a Delaware business trust because Delaware law permits a less complicated structure and allows greater flexibility in a mutual fund's business operations.

The proxy statement includes a question-and-answer format designed to provide you with a simpler and more concise explanation of certain issues. Although much of the information in the proxy statement is technical and required by the various regulations that govern the Trust, we hope that this format will be helpful to you.

Your vote is important to the Trust. On behalf of the Trustees, thank you in advance for considering these issues and for promptly returning your proxy card.

                                    Sincerely,


                                    William J. Lippman
                                    PRESIDENT




[LOGO](R)
FRANKLIN(R)TEMPLETON(R)


                            FRANKLIN MANAGED TRUST

                    NOTICE OF SPECIAL SHAREHOLDERS' MEETING
                        TO BE HELD ON OCTOBER 26, 1999

           A Special Shareholders' Meeting (the "Meeting") of Franklin Rising Dividends Fund (the "Fund"), a series of Franklin Managed Trust (the "Trust"), will be held at the Trust's office at 777 Mariners Island Boulevard, San Mateo, California 94404, at 10:00 a.m. (Pacific time), on October 26, 1999.

During the Meeting, shareholders of the Trust will vote on the following proposals and sub-proposals:

          1.   To elect a Board of Trustees.

          2. To ratify the selection of Tait, Weller & Baker as the Trust's independent auditors for the Trust's fiscal year ending September 30, 1999.

          3. To modify the Fund's current criteria for the selection of portfolio companies related to the issuer's treatment of debt on its balance sheet, which is fundamental.

          4. To approve amendments to certain of the Fund's fundamental investment restrictions (includes seven (7) Sub-Proposals).

               (a) To amend the Fund's fundamental investment restriction regarding borrowing;

               (b) To amend the Fund's fundamental investment restriction regarding underwriting;

               (c) To amend the Fund's fundamental investment restriction regarding lending;

               (d) To amend the Fund's fundamental investment restriction regarding investments in real estate and commodities;

               (e) To amend the Fund's fundamental investment restriction regarding issuing senior securities;

               (f) To amend the Fund's fundamental investment restriction regarding industry concentration; and

               (g) To amend the Fund's fundamental investment restriction regarding diversification of investments.

          5. To approve the elimination of certain of the Fund's fundamental investment restrictions.

          6. To approve the reorganization of the Trust from a Massachusetts business trust to a Delaware business trust.

          7. To grant the proxyholders authority to vote upon any other business that may properly come before the Meeting or any adjournments thereof.

The Board of Trustees has fixed August 30, 1999 as the record date for determination of shareholders entitled to vote at the Meeting.

Please note that a separate vote is required for each Proposal or Sub-Proposal.

                                    By Order of the Board of Trustees,


                                    Deborah R. Gatzek
                                    Secretary


San Mateo, California
September 13, 1999


----------------------------------------------------------------------
PLEASE SIGN AND RETURN YOUR PROXY CARD IN THE SELF-ADDRESSED
ENVELOPE REGARDLESS OF THE NUMBER OF SHARES YOU OWN.
----------------------------------------------------------------------






                               TABLE OF CONTENTS


                                                                           PAGE


PROXY STATEMENT

Questions and Answers...........................................................

Proposal 1: To Elect a Board of Trustees........................................

Proposal 2: To Ratify the Selection of Tait, Weller & Baker as Independent
            Auditors for the Trust..............................................

Proposal 3: To Modify the Fund's Current Criteria for the Selection of Portfolio
            Companies Related to the Issuer's Treatment of Debt on its Balance
            Sheet, which Is Fundamental ........................................
Proposal 4: To Approve Amendments to Certain of the Fund's Fundamental
            Investment Restrictions (Includes Seven Sub-Proposals)..............

       4a: Borrowing............................................................
       4b: Underwriting.........................................................
       4c: Lending..............................................................
       4d: Real Estate and Commodities..........................................
       4e: Issuing Senior Securities............................................
       4f: Industry Concentration...............................................
       4g: Diversification of Investments.......................................

Proposal 5: To Approve the Elimination of Certain of the Fund's Fundamental
            Investment Restrictions.............................................

Proposal 6: To Approve the Reorganization of the Trust From a Massachusetts
            Business Trust to a Delaware Business Trust.........................

Proposal 7: Other Business

EXHIBITS

Exhibit A: Current Fundamental Investment Restrictions
           Proposed to be Eliminated............................................

Exhibit B: Form of Agreement and Plan of Reorganization.........................

Exhibit C: Comparison and Significant Differences Between Massachusetts
           Business Trusts and Delaware Business Trusts.........................




                            FRANKLIN MANAGED TRUST

                                PROXY STATEMENT

QUESTIONS AND ANSWERS



   INFORMATION ABOUT VOTING

   WHO IS ASKING FOR MY VOTE?

   The Trustees of Franklin Managed Trust (the "Trust") in connection with the Special Shareholders' Meeting of Franklin Rising Dividends Fund (the "Fund"), a series of the Trust to be held October 26, 1999 (the "Meeting"), have requested your vote on several matters.

   WHO IS ELIGIBLE TO VOTE?

   Shareholders of record at the close of business on August 30, 1999 are entitled to vote at the Meeting or any adjourned meeting. Each share of record is entitled to one vote on each matter presented at the Meeting. The Notice of Meeting, the proxy card, and the proxy statement were mailed to shareholders of record on or about September 13, 1999.

   ON WHAT ISSUES AM I BEING ASKED TO VOTE?

   You are being asked to vote on the following proposals:

   1. To elect a Board of Trustees;

   2. To ratify the selection of Tait, Weller & Baker as independent auditors of the Trust for the fiscal year ending September 30, 1999;

   3. To modify the Fund's criteria for the selection of portfolio companies related to the issuer's treatment of debt on its balance sheet, which is fundamental;

   4. To amend certain of the Fund's fundamental investment restrictions;

   5. To eliminate certain of the Fund's fundamental investment restrictions;

   6. To approve the reorganization of the Trust from a Massachusetts business trust to a Delaware business trust; and

   7. To grant the proxyholders authority to vote upon any other business that may properly come before the Meeting or any adjournments thereof.

   HOW DO THE TRUSTEES RECOMMEND THAT I VOTE?

   The Trustees unanimously recommend that you vote:

   1. FOR the election of all nominees as Trustees;

   2. FOR the ratification of the selection of Tait, Weller & Baker as independent auditors for the Trust's fiscal year ending September 30, 1999;

   3. FOR the modification of the Fund's current criteria for the selection of portfolio companies related to the issuer's treatment of debt on its balance sheet, which is fundamental;

   4. FOR the amendment of each of the Fund's fundamental investment restrictions proposed to be amended;

   5. FOR the elimination of each of the Fund's fundamental investment restrictions proposed to be eliminated;

   6. FOR the reorganization of the Trust from a Massachusetts business trust to a Delaware business trust; and

   7. FOR the proxyholders to have discretion to vote on any other business that may properly come before the Meeting or any adjournments thereof.

   HOW DO I ENSURE THAT MY VOTE IS ACCURATELY RECORDED?

   You may attend the Meeting and vote in person or you may complete and return the proxy card. If you are eligible to vote by telephone or through the internet, a control number and separate instructions are enclosed.

   Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote for any of the Proposals 1 through 6, your proxy will be voted as you indicated. If you simply sign and date the proxy card, but don't specify a vote for any of the Proposals 1 through 6, your shares will be voted IN FAVOR of the nominees for the Board of Trustees (Proposal 1), IN FAVOR of ratifying the selection of Tait, Weller & Baker as independent auditors (Proposal 2), IN FAVOR of modifying the Fund's current criteria for the selection of portfolio companies related to the issuer's treatment of debt on its balance sheet, which is fundamental (Proposal 3), IN FAVOR of amending certain of the Fund's fundamental investment restrictions (Sub-Proposals 4a-4g), IN FAVOR of eliminating certain of the Fund's fundamental investment restrictions, (Proposal 5), IN FAVOR of the reorganization of the Trust from a Massachusetts business trust to a Delaware business trust (Proposal 6), and/or IN ACCORDANCE with the discretion of the persons named in the proxy card as to any other matters that properly may come before the Meeting (Proposal 7).

   CAN I REVOKE MY PROXY?

   You may revoke your proxy at any time before it is voted by forwarding a written revocation or later-dated proxy card to the Fund that is received at or prior to the Meeting, or attending the Meeting and voting in person.




                                 THE PROPOSALS

   PROPOSAL 1:  TO ELECT A BOARD OF TRUSTEES

   WHO ARE THE NOMINEES FOR THE BOARD OF TRUSTEES?

   The Board of Trustees consists of four (4) persons. The role of the Trustees is to provide general oversight of the Trust's business, and to ensure that the Trust is operated for the benefit of shareholders. The Trustees meet quarterly and review the Trust's performance. The Trustees also oversee the services provided to the Trust by the investment advisor and the Trust's other service providers.

   The nominees for election to the Board of Trustees are: Frank T. Crohn, William J. Lippman, Charles Rubens II, and Leonard Rubin (collectively, the "Nominees") who presently comprise the entire Board. All of the Trustees are directors and/or trustees of other investment companies in the Franklin Group of Funds(R) or the Templeton Group of Funds (collectively, the "Franklin Templeton Group of Funds"). In addition, Mr. Lippman is a senior officer of Franklin Resources, Inc. ("Resources") and its affiliates. Resources is a publicly owned holding company. The principal shareholders are Charles B. Johnson and Rupert H. Johnson, Jr., who own approximately
   19% and 15%, respectively, of Resources' outstanding shares. Resources, through its various subsidiaries, is primarily engaged in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies. Resources is a New York Stock Exchange, Inc. ("NYSE") listed holding company (NYSE: BEN).

   Each nominee is currently eligible and has consented to serve if elected. If elected, the Trustees will hold office without limit in time until death, resignation, retirement or removal, or until the next meeting of shareholders to elect Trustees, and the election and qualification of their successors. Election of a Trustee is by a plurality vote, which means that the four individuals receiving the greatest number of votes at the Meeting will be deemed to be elected. If any of the nominees should become unavailable, the persons named in the proxy will vote in their discretion for another person or other persons who may be nominated as Trustees.

   Listed below for each Nominee, is a brief description of his recent professional experience and ownership of shares of the Trust and shares of all of the investment companies in the Franklin Templeton Group of Funds.

                                                           Shares
                                                        Beneficially
                                          Trust Shares  Owned in the
                                             Owned        Franklin
     Name and Principal Occupation        Beneficially    Templeton
     During Past Five Years and Age         and % of      Group of
                                             Total          Funds
                                          Outstanding    (including
                                          on July 30,    the Trust)
                                              1999       as of July
                                                          30, 1999
----------------------------------------------------------------------

Frank T. Crohn (75)                      4,223**        17,766
P.O. Box 810516
Boca Raton, FL 33481

TRUSTEE SINCE 1986

Chairman, Eastport Lobster & Fish
Company; Director, Unity Mutual Life
Insurance Company; trustee of two of
the investment companies in the
Franklin Templeton Group of Funds; and
FORMERLY, Chairman, Financial Benefit
Life Insurance Company (until 1996) and
Director, AmVestors Financial
Corporation (until 1997).


William J. Lippman* (74)                 23,219**       77,134
PRESIDENT SINCE 1986, CHIEF EXECUTIVE
OFFICER SINCE 1991 AND TRUSTEE SINCE
1986

Senior Vice President, Franklin
Resources, Inc. and Franklin
Management, Inc.; President, Franklin
Advisory Services, LLC; and officer
and/or director or trustee, as the case
may be, of six of the investment
companies in the Franklin Templeton
Group of Funds.

Charles Rubens II (69)                   None           14,906
TRUSTEE SINCE 1986

Private investor; and trustee or
director, as the case may be, of three
of the investment companies of the
Franklin Templeton Group of Funds.

Leonard Rubin (73)                       7,097**        54,888
TRUSTEE SINCE 1986

Partner in LDR Equities, LLC (manages
various personal investments); Vice
President, Trimtex Co., Inc.
(manufactures and markets specialty
fabrics); director or trustee, as the
case may be, of three of the investment
companies in the Franklin Templeton
Group of Funds; and FORMERLY, Chairman
of the Board, Carolace Embroidery Co.,
Inc. (until 1996) and President, F.N.C.
Textiles, Inc..

* William J. Lippman is an "interested person" of the Trust as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The 1940
Act limits the percentage of interested persons that can comprise a fund's board of trustees. Mr. Lippman is an interested person due to his employment affiliation with Resources and with Franklin Advisory Services, LLC, the Trust's investment adviser. The remaining Trustees ("noninterested Trustees") are not interested persons of the Trust.

**  Less than 1% of the outstanding shares of the Fund.

   HOW OFTEN DO THE TRUSTEES MEET AND WHAT ARE THEY PAID?

   The Trustees anticipate meeting at least five times during the fiscal year ended September 30, 1999 to review the operations of the Trust and Trust's investment performance. The Trustees also oversee the investment management services furnished to the Trust by Franklin Advisory Services, LLC ("Advisory Services") and various other service providers. Advisory Services is wholly owned by Resources. The Trust pays the noninterested Trustees $1,800 per quarter plus $900 per meeting attended.

   During the fiscal year ended September 30, 1998 there were five meetings of the Board. Each of the Trustees attended at least 75% of the total number of meetings of the Board.

   Certain Trustees and executive officers ("Executive Officers") of the Trust are shareholders of Resources and may be deemed to receive indirect remuneration due to their participation in the management fees and other fees received from the Franklin Templeton Group of Funds by Advisory Services and its affiliates. Advisory Services or its affiliates pay the salaries and expenses of the Executive Officers. No pension or retirement benefits are accrued as part of Trust expenses.

   The following table shows the fees paid to noninterested Trustees by the Trust and by the Franklin Templeton Group of Funds.

NAME OF TRUSTEE          AGGREGATE        NUMBER OF        TOTAL FEES
                         COMPENSATION  BOARDS WITHIN THE    RECEIVED
                         FROM THE     FRANKLIN TEMPLETON    FROM THE
                           TRUST*     GROUP OF FUNDS ON     FRANKLIN
                                        WHICH TRUSTEE       TEMPLETON
                                           SERVES**         GROUP OF
                                                            FUNDS***
-----------------------------------------------------------------------

Frank T. Crohn            $10,800             2              $20,400
Charles Rubens II         $11,700             3              $50,400
Leonard Rubin             $11,700             3              $84,900


      * For the fiscal year ended September 30, 1998.
      **We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. The Franklin Templeton Group of Funds currently includes [54] registered investment companies, with approximately [163] U.S. based funds or series.
     ***For the calendar year ended December 31, 1998.


   WHO ARE THE EXECUTIVE OFFICERS OF THE TRUST?

   Officers of the Trust are appointed by the Trustees and serve at the pleasure of the Board. Listed below, for each Executive Officer is a brief description of his or her recent professional experience:

   -----------------------------------------------------------------
               NAME AND                   PRINCIPAL OCCUPATION
        OFFICES WITH THE TRUST       DURING PAST FIVE YEARS AND AGE

   -----------------------------------------------------------------
   Harmon E. Burns                   Executive Vice President and
   VICE PRESIDENT SINCE 1991         Director, Franklin Resources,
                                     Inc., Franklin Templeton
                                     Distributors, Inc. and
                                     Franklin Templeton Services,
                                     Inc.; Executive Vice
                                     President, Franklin Advisers,
                                     Inc.; Director, Franklin
                                     Investment Advisory Services,
                                     Inc. and Franklin/Templeton
                                     Investor Services, Inc.; and
                                     officer and/or director or
                                     trustee, as the case may be,
                                     of most of the other
                                     subsidiaries of Franklin
                                     Resources, Inc. and of 52 of
                                     the investment companies in
                                     the Franklin Templeton Group
                                     of Funds.  Age 54.
   -----------------------------------------------------------------

   Martin L. Flanagan                Senior Vice President and
   VICE PRESIDENT AND CHIEF          Chief Financial Officer,
   FINANCIAL OFFICER SINCE 1995      Franklin Resources, Inc.,
                                     Franklin/Templeton Investor
                                     Services, Inc. and Franklin
                                     Mutual Advisers, LLC;
                                     Executive Vice President,
                                     Chief Financial Officer and
                                     Director, Templeton
                                     Worldwide, Inc.; Executive
                                     Vice President, Chief
                                     Operating Officer and
                                     Director, Templeton
                                     Investment Counsel, Inc.;
                                     Executive Vice President and
                                     Chief Financial Officer,
                                     Franklin Advisers, Inc.;
                                     Chief Financial Officer,
                                     Franklin Advisory Services,
                                     LLC and Franklin Investment
                                     Advisory Services, Inc.;
                                     President and Director,
                                     Franklin Templeton Services,
                                     Inc.; officer and/or director
                                     of some of the other
                                     subsidiaries of Franklin
                                     Resources, Inc.; and officer
                                     and/or director or trustee,
                                     as the case may be, of 52 of
                                     the investment companies in
                                     the Franklin Templeton Group
                                     of Funds.  Age 39.
   -----------------------------------------------------------------

   Deborah R. Gatzek                 Senior Vice President and
   VICE PRESIDENT SINCE 1992 AND     General Counsel, Franklin
   SECRETARY SINCE 1991              Resources, Inc.; Senior Vice
                                     President, Franklin Templeton
                                     Services, Inc. and Franklin
                                     Templeton Distributors, Inc.;
                                     Executive Vice President,
                                     Franklin Advisers, Inc.; Vice
                                     President, Franklin Advisory
                                     Services, LLC and Franklin
                                     Mutual Advisers, LLC; Vice
                                     President, Chief Legal
                                     Officer and Chief Operating
                                     Officer, Franklin Investment
                                     Advisory Services, Inc.; and
                                     officer of 53 of the
                                     investment companies in the
                                     Franklin Templeton Group of
                                     Funds.  Age 50.
   -----------------------------------------------------------------

   Rupert H. Johnson                 Executive Vice President and
   VICE PRESIDENT SINCE 1991         Director, Franklin Resources,
                                     Inc. and Franklin Templeton
                                     Distributors, Inc.; President
                                     and Director, Franklin
                                     Advisers, Inc. and Franklin
                                     Investment Advisory Services,
                                     Inc.; Senior Vice President,
                                     Franklin Advisory Services,
                                     LLC; Director,
                                     Franklin/Templeton Investor
                                     Services, Inc.; and officer
                                     and/or director or trustee,
                                     as the case may be, of most
                                     of the other subsidiaries of
                                     Franklin Resources, Inc. and
                                     of 52 of the investment
                                     companies in the Franklin
                                     Templeton Group of Funds.
                                     Age 59.
   -----------------------------------------------------------------

   William J. Lippman                See Proposal 1, "Election of
   PRESIDENT SINCE 1986 AND CHIEF    Trustees."
   EXECUTIVE OFFICER SINCE 1991

   -----------------------------------------------------------------

   Diomedes Loo-Tam                  Senior Vice President,
   TREASURER AND PRINCIPAL           Franklin Templeton Services,
   ACCOUNTING OFFICER SINCE 1995     Inc.; and officer of 32 of
                                     the investment companies in
                                     the Franklin Templeton Group
                                     of Funds.  Age 60.
   -----------------------------------------------------------------

   Edward V. McVey                   Senior Vice President and
   VICE PRESIDENT SINCE 1991         National Sales Manager,
                                     Franklin Templeton
                                     Distributors, Inc.; and
                                     officer of 28 of the
                                     investment companies in the
                                     Franklin Templeton Group of
                                     Funds.  Age 62.
   -----------------------------------------------------------------

   R. Martin Wiskemann               Senior Vice President,
   VICE PRESIDENT SINCE 1991         Portfolio Manager and
                                     Director, Franklin Advisers,
                                     Inc.; Senior Vice President,
                                     Franklin Management, Inc.;
                                     Vice President and Director,
                                     ILA Financial Services, Inc.;
                                     and officer and/or director
                                     or trustee, as the case may
                                     be, of 15 of the investment
                                     companies in the Franklin
                                     Templeton Group of Funds.
                                     Age 72.
   -----------------------------------------------------------------


                 THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS
                          THAT YOU APPROVE PROPOSAL 1


   PROPOSAL 2:  TO RATIFY THE SELECTION OF INDEPENDENT AUDITORS

   HOW ARE INDEPENDENT AUDITORS SELECTED?

   The Board of Trustees reviews audit procedures and results, and considers any matters arising from an audit with respect to the accounting of the Fund, its internal accounting controls, and its operational procedures. The Board also recommends the selection of independent auditors.

   WHICH INDEPENDENT AUDITORS DID THE BOARD SELECT?

   For the fiscal year ended September 30, 1999, the Board, including all of the noninterested Trustees, selected as auditors the firm of Tait, Weller & Baker, Eight Penn Center Plaza, Suite 800, Philadelphia, PA 19103. Tait, Weller & Baker has served as the independent auditors for the Trust since its inception in 1986. Tait, Weller & Baker has examined and reported on the fiscal year-end financial statements, dated September 30, 1998, and certain related U.S. Securities and Exchange Commission ("SEC") filings. The auditors give an opinion on the financial statements in the Trust's Annual Report to Shareholders. Tait, Weller & Baker has advised the Trust that neither the firm nor any of its members have any material direct or indirect financial interest in the Trust.

   Representatives of Tait, Weller & Baker are not expected to be present at the Meeting.

                 THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS
                          THAT YOU APPROVE PROPOSAL 2


   PROPOSAL 3:  TO MODIFY THE FUND'S CURRENT CRITERIA FOR THE SELECTION OF
                PORTFOLIO COMPANIES RELATED TO THE ISSUER'S TREATMENT OF DEBT ON ITS BALANCE SHEET, WHICH IS FUNDAMENTAL

   WHAT IS THE FUND'S CURRENT CRITERIA FOR THE SELECTION OF PORTFOLIO COMPANIES RELATED TO THE ISSUER'S TREATMENT OF DEBT ON ITS BALANCE SHEET, AND WHAT IS THE PROPOSED MODIFICATION?

   The Fund invests primarily in equity securities of financially sound companies that have paid consistently rising dividends. At least 65% of the Fund's assets are invested in securities of companies that have:

           i. consistently increased dividends, in at least eight out of the last ten years, and have not decreased dividends in that time;
          ii. substantially increased dividends (at least 100%) over the past ten years;
         iii. reinvested earnings, and paid out less than 65% of the current earnings in dividends;
          iv. strong balance sheets, with long-term debt representing no more than 30% of total capitalization; and
           v. attractive prices (i.e. prices in the lower half of the stock's price/earnings ratio range for the last ten years, or less than the current market price/earnings ratio of the stocks in the S&P 500 Stock Index).

   The above criteria comprise a "fundamental" policy of the Fund which means that they cannot be changed without shareholder approval.

   The proposed modification relates to the fourth criteria listed above. This criteria selection will be referred to in this Proposal 3 as the Fund's "Debt Test." The Fund's investment adviser, Advisory Services, has recommended modifying this Debt Test to require that rising dividends companies either have: (1) long-term debt that is no more than 50% of total capitalization; or (2) senior debt that has been rated investment grade by at least one of the major bond rating agencies.

   WHY IS THE BOARD RECOMMENDING THIS MODIFICATION TO THE DEBT TEST?

   By modifying the current Debt Test to require either that long-term debt not exceed 50% of total capitalization, or that senior debt obtain an investment grade rating, the Board, based on Advisory Services' recommendation, believes that additional investment opportunities will be available to the Fund through a greater range of high quality companies that meet this proposed rising dividends criteria.

   In recommending to the Board the change to the Debt Test, Advisory Services explained that it has identified many attractive rising dividends companies that have debt in excess of the current 30% limitation. Despite their possibly higher levels of debt, many of these companies also have the qualitative characteristics that the rising dividends criteria was designed to identify. As market interest rates have fallen over the past decade, the cost of servicing debt has declined. This means that companies can more comfortably service a higher level of debt with less cash than they could historically, when the interest rates were much higher. In fact, Advisory Services has found that companies that meet the Fund's other rising dividends criteria have increasingly taken advantage of these lower rates to service higher levels of long-term debt with less cash, and they have adjusted their capital structures accordingly. Therefore, many of the companies with the qualitative characteristics that the Fund's five criteria were originally designed to target carry a higher level of debt than they may have in the past. Modifying the Debt Test would allow the Fund to invest in such companies.

   As an alternative to an analysis of the percentage of debt on the issuer's balance sheet, Advisory Services has proposed an alternative prong to the Debt Test, over and above a straight percentage analysis, which considers the rating of the issuer's senior debt. Under this alternative test, an issuer would qualify under the new Debt Test if its senior debt has been rated investment grade by at least one of the major bond rating agencies. Historically, the Fund did not consider whether a company's debt was investment grade, but looked only to the total percentage of debt. Typically, a wide range of factors is considered in the determination of a company's debt rating. If the Fund modifies its Debt Test to include a ratings-based test as an alternative criteria, it would be able to take advantage of a greater pool of companies eligible to meet the full range of rising dividends criteria. Advisory Services believes that, generally, those companies that meet the full range of rising dividends criteria are likely to have debt rated at least investment grade, if they have long-term debt outstanding.

   As modified, the Fund's Debt Test would include either one of those tests described above. Under the first prong of the modified Debt Test, the Fund would be permitted to invest in companies where debt is not rated investment grade as long as the debt does not exceed 50% of total capitalization. Under the second prong, the Fund may invest in companies whose senior debt is rated investment grade, even if such debt exceeds 50% of total capitalization.

   WHAT ARE THE RISKS OF SUCH A MODIFICATION TO THE DEBT TEST?

   The proposed modifications are not expected to change the day to day management of the Fund as it pursues its investment goals. Based on Advisory Services' recommendation, the Board does not anticipate that the increase from 30% to 50% in long-term debt exposure will present any significant degree of increased risk. In addition, none of the other four rising dividends criteria will be changed, which should further limit the degree of additional risk to which the Fund will be exposed. However, since the proposed modification will permit the Fund to invest in companies with a higher percentage of long-term debt, the Fund theoretically could be exposed to a slightly higher risk that such companies may not be able to meet their individual goals, and may default on their debt. If companies in which the Fund invests default, the value of the Fund's portfolio may decline.

                 THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS
                          THAT YOU APPROVE PROPOSAL 3


                      INTRODUCTION TO PROPOSALS 4 AND 5.

   WHY IS THE FUND AMENDING OR ELIMINATING CERTAIN OF ITS FUNDAMENTAL INVESTMENT RESTRICTIONS IN FAVOR OF A STANDARDIZED LIST OF INVESTMENT RESTRICTIONS?

   The Fund is subject to certain investment restrictions which govern the Fund's investment activities. Under the Investment Company Act of 1940, as amended (the "1940 Act"), certain investment restrictions are required to be "fundamental" which means that they can only be changed by a shareholder vote. An investment company may designate additional restrictions that are fundamental, and it may also adopt "non-fundamental" restrictions, which may be changed by the Trustees without shareholder approval.

   After the Trust was formed in 1986, certain legal and regulatory requirements applicable to mutual funds changed. For example, certain restrictions imposed by state laws and regulations were preempted by the National Securities Markets Improvement Act of 1996 ("NSMIA") and therefore are no longer applicable to funds. As a result of NSMIA, the Fund currently is subject to fundamental investment restrictions that are either more restrictive than required under current law, or which are no longer required at all. Accordingly, the Trustees recommend that the Fund's shareholders approve the amendment or elimination of certain of the Fund's current fundamental investment restrictions. This will result in the Fund having a list of fundamental investment restrictions that are standardized with those of the other funds in the Franklin Templeton Group of Funds.
   The proposed standardized restrictions satisfy current federal regulatory requirements and are written to provide flexibility to respond to future legal, regulatory, market or technical changes.

   By both standardizing and reducing the total number of investment restrictions that can be changed only by a shareholder vote, the Trustees believe that the Fund will be able to minimize the costs and delays associated with holding future shareholder meetings to revise fundamental policies that become outdated or inappropriate. The Trustees also believe that the investment adviser's ability to manage the Fund's assets in a changing investment environment will be enhanced, and that investment management opportunities will be increased by these changes.

   The proposed standardized changes will not affect the Fund's investment objective. Although the proposed changes in fundamental investment restrictions will provide the Fund greater flexibility to respond to future investment opportunities, the Board does not anticipate that the changes, individually or in the aggregate, will result in a material change in the level of investment risk associated with investment in the Fund. The Board does not anticipate that the proposed changes will materially affect the manner in which the Fund is managed.

   The recommended changes are specified below. Shareholders are requested to vote on each Sub-Proposal in Proposal 4 separately.

   PROPOSAL 4:  TO APPROVE AMENDMENTS TO CERTAIN OF THE FUND'S FUNDAMENTAL
                INVESTMENT RESTRICTIONS (THIS PROPOSAL INVOLVES SEPARATE VOTES ON SUB-PROPOSALS 4A - 4G)
   SUB-PROPOSAL 4A: TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING BORROWING.

   The 1940 Act requires investment companies to impose certain limitations on borrowing activities. The limitations on borrowing are generally designed to protect shareholders and their investment by restricting a fund's ability to subject its assets to the claims of creditors who might have a claim to the fund's assets that would take precedence over the claims of shareholders. A fund's borrowing restriction must be fundamental.

   Under the 1940 Act, a fund may borrow from banks up to one-third of their total assets (including the amount borrowed). In addition, a fund may borrow up to 5% of its total assets for temporary purposes from any person, provided that such borrowing is privately arranged. Funds typically borrow money to meet redemptions in order to avoid forced, unplanned sales of portfolio securities. This technique allows a fund greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than for cash flow considerations.

   WHAT IS THE FUND'S CURRENT BORROWING RESTRICTION?

   The Fund's current borrowing restriction states that the Fund may not:

           (a) Borrow money, except temporarily for extraordinary or emergency purposes from a bank and then not in excess of 15% of its total assets (at the lower of cost or fair market value) or (b) mortgage, pledge or hypothecate any of its assets except in connection with any such borrowings. Any such borrowing will be made only if immediately thereafter there is an asset coverage of at least 300% of all borrowings, and no additional investments may be made while any such borrowings are in excess of 5% of total assets.

   WHAT EFFECT WILL STANDARDIZATION OF THE CURRENT BORROWING RESTRICTION HAVE ON THE FUND?

   The Fund is presently limited to borrowing up to 15% of assets, rather than the 33 1/3% allowed under current law. The proposed restriction would increase this borrowing limit to the legally permissible limit of 33 1/3%. In addition, the 1940 Act limits on borrowing historically were interpreted to prohibit mutual funds from making additional investments while borrowings exceeded 5% of total assets. However, such a 5% limit is not required under the 1940 Act and originated from informal regulatory positions. Accordingly, under the proposed restriction, the Fund would be permitted to make additional investments, even if borrowings exceed 5% of total assets.

   The proposed restriction also permits the Fund to borrow cash from affiliated investment companies. The Fund, together with other funds in the Franklin Templeton Group of Funds, has requested an exemptive order from the SEC that would permit the Fund to borrow money from affiliated Franklin and Templeton funds. If this order is approved, the new restriction would permit the Fund, under certain circumstances, to borrow money from other Franklin and Templeton funds at rates which are more favorable than those which the Fund would receive if it borrowed from banks or other lenders.

   The Fund is not required to have a fundamental restriction relating to mortgaging, pledging or hypothecating Fund assets. Accordingly, the direct references to these concepts have been removed from the Fund's proposed borrowing restriction. However, these, and other similar types of investment activities do raise concerns regarding whether a fund is issuing senior securities as defined in the 1940 Act. For this reason, these types of investment activities are encompassed in the proposed restriction relating to senior securities (see Sub-Proposal 4e).

   Finally, the new restriction would help the Fund achieve the goal of standardizing the language of the investment restrictions among the Franklin Templeton Group of Funds. Standardization is expected to enable all Franklin and Templeton funds to operate more efficiently and to more easily monitor compliance with investment restrictions.

   Since the proposed borrowing restriction would provide the Fund with greater borrowing flexibility, the Fund may be subject to additional costs, as well as the risks inherent to borrowing, such as reduced total return.

   WHAT IS THE FUND'S PROPOSED BORROWING RESTRICTION?

   If approved by shareholders, the borrowing restriction will be revised to state that the Fund may not:

           BORROW MONEY, EXCEPT THAT THE FUND MAY BORROW MONEY FROM BANKS OR AFFILIATED INVESTMENT COMPANIES TO THE EXTENT PERMITTED BY THE 1940 ACT, OR ANY EXEMPTIONS THEREFROM WHICH MAY BE GRANTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION, OR FOR TEMPORARY OR EMERGENCY PURPOSES AND THEN IN AN AMOUNT NOT EXCEEDING 33 1/3% OF THE VALUE OF THE FUND'S TOTAL ASSETS (INCLUDING THE AMOUNT BORROWED).


   SUB-PROPOSAL 4B: TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING UNDERWRITING.

   Under the 1940 Act, the Fund's policy concerning underwriting is required to be fundamental. Under the federal securities laws, a person or company generally is considered an underwriter if it participates in the public distribution of securities of OTHER ISSUERS, usually by purchasing the securities from the issuer with the intention of re-selling the securities to the public. From time to time, a mutual fund may purchase a security for investment purposes which it later sells or redistributes to institutional investors or others under circumstances where the Fund could possibly be considered to be an underwriter under the technical definition of underwriter contained in the securities laws. For example, funds often purchase securities in private securities transactions where a resale could raise a question relating to whether or not the fund is technically acting as an underwriter. However, recent SEC interpretations clarify that re-sales of privately placed securities by institutional investors do not make the institutional investor an underwriter in these circumstances. The proposed restriction encompasses these SEC positions.

   WHAT IS THE FUND'S CURRENT UNDERWRITING RESTRICTION?

   The Fund's current restriction states that the Fund may not "underwrite securities."

   WHAT EFFECT WILL STANDARDIZATION OF THE CURRENT UNDERWRITING RESTRICTION HAVE ON THE FUND?

   The proposed restriction is substantially similar to the current restriction. However, the proposed underwriting restriction clarifies that the Fund may sell its own shares without being deemed an underwriter.
   Under the 1940 Act, a mutual fund will not be considered an underwriter if it sells its own shares pursuant to a written distribution plan that complies with Rule 12b-1 of the 1940 Act.

   The proposed restriction also specifically permits the Fund to resell restricted securities in those instances where there may be a question as to whether the Fund is technically acting as an underwriter. Furthermore, the new restriction would help the Fund achieve the goal of standardizing the language of the investment restrictions among the Franklin Templeton Group of Funds. It is not anticipated that adoption of the proposed restriction would involve any additional risk as the proposed restriction would not affect the way the Fund is currently managed.

   WHAT IS THE FUND'S PROPOSED UNDERWRITING RESTRICTION?

   If approved by shareholders, the Fund's underwriting restriction will be revised to state that the Fund may not:

           ACT AS AN UNDERWRITER EXCEPT TO THE EXTENT THE FUND MAY BE DEEMED TO BE AN UNDERWRITER WHEN DISPOSING OF SECURITIES IT OWNS OR WHEN SELLING ITS OWN SHARES.


   SUB-PROPOSAL 4C: TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING LENDING.

   Under the 1940 Act, a fund's policy regarding lending must be fundamental. Certain investment techniques could, under certain circumstances, be considered to be loans. For example, if the Fund invests in debt securities, such investments might be considered to be a loan from the Fund to the issuer of the debt securities. In order to ensure that the Fund may invest in certain debt securities or repurchase agreements, which could technically be characterized as the making of loans, the Fund's current fundamental restriction specifically carves out such policies from its prohibitions. In addition, the Fund's fundamental policy explicitly permits the Fund to lend its portfolio securities. Securities lending is a practice that has become common in the mutual fund industry and involves the temporary loan of portfolio securities to parties who use the securities for the settlement of securities transactions. The collateral delivered to the Fund in connection with such a transaction is then invested to provide the Fund with additional income it might not otherwise have. Securities lending involves certain risks if the borrower fails to return the securities.

   WHAT IS THE FUND'S CURRENT LENDING RESTRICTION?

   The Fund's lending restriction currently states that the Fund may not:

           Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies, (b) through the lending of its portfolio securities as described above and in its prospectus, or (c) to the extent the entry into a repurchase agreement is deemed to be a loan.

   WHAT EFFECT WILL STANDARDIZATION OF THE CURRENT LENDING RESTRICTION HAVE ON THE FUND?

   The proposed restriction would provide the Fund with greater lending flexibility. While the proposed restriction retains the carve-outs in the existing restriction, it also would permit the Fund to invest in loan participations and direct corporate loans which recently have become more common as investments for investment companies. The proposed restriction also would provide the Fund additional flexibility to make loans to affiliated investment companies to the extent permitted by exemptions granted by the SEC. For example, the Franklin Templeton Group of Funds, including the Fund, has requested an exemptive order from the SEC (the "Lending Order") that will permit the Fund to lend cash to other Franklin and Templeton funds. If the Lending Order is approved, the new restriction would permit the Fund, under certain conditions, to lend cash to other Franklin or Templeton funds at rates higher than those which the Fund would receive if the Fund loaned cash to banks through short-term lendings such as repurchase agreements. The Board anticipates that this additional flexibility to lend cash to affiliated investment companies would provide additional investment opportunities, and would enhance the Fund's ability to respond to changes in market, industry or regulatory conditions.

   In addition, the proposed restriction would help the Fund achieve the goal of standardizing the language of the investment restrictions among the Franklin Templeton Group of Funds. It is not anticipated that adoption of the proposed restriction would involve any additional risk as the proposed restriction would not affect the way the Fund is currently managed.

   WHAT IS THE FUND'S PROPOSED LENDING RESTRICTION?

   If approved by shareholders, the Fund's underwriting restriction will be revised to state that the Fund may not:

           MAKE LOANS TO OTHER PERSONS EXCEPT (A) THROUGH THE LENDING OF ITS PORTFOLIO SECURITIES, (B) THROUGH THE PURCHASE OF DEBT SECURITIES, LOAN PARTICIPATIONS AND/OR ENGAGING IN DIRECT CORPORATE LOANS IN ACCORDANCE WITH ITS INVESTMENT OBJECTIVES AND POLICIES, AND (C) TO THE EXTENT THE ENTRY INTO A REPURCHASE AGREEMENT IS DEEMED TO BE A LOAN. THE FUND MAY ALSO MAKE LOANS TO AFFILIATED INVESTMENT COMPANIES TO THE EXTENT PERMITTED BY THE 1940 ACT OR ANY EXEMPTIONS THEREFROM WHICH MAY BE GRANTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION.


   SUB-PROPOSAL 4D: TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS REGARDING INVESTMENTS IN REAL ESTATE AND COMMODITIES.

   Under the 1940 Act, a fund's restrictions regarding investments in real estate and commodities must be fundamental. The Fund presently has two separate investment restrictions that govern the Fund's ability to invest in real estate and commodities. The proposed standardized restriction would combine these two restrictions into one, as well as clarify the types of financial commodities and other instruments in which the Fund may invest.

   WHAT IS THE FUND'S CURRENT RESTRICTION REGARDING INVESTMENTS IN REAL ESTATE?

   The Fund's current restriction states that the Fund may not: "Buy or sell interests in...real estate."

   WHAT IS THE FUND'S CURRENT RESTRICTION REGARDING INVESTMENTS IN COMMODITIES?

   The Fund's current restriction states that the Fund may not: "Purchase or sell commodities or commodity contracts or invest in put, call, straddle or spread options."

   WHAT EFFECT WILL STANDARDIZATION OF THE REAL ESTATE AND COMMODITIES RESTRICTIONS HAVE ON THE FUND?

   The proposed restriction will combine the limitations on investing in both real estate and commodities into one restriction.

   REAL ESTATE: The proposed investment restriction is designed to standardize the language of the real estate restriction among the Franklin Templeton Group of Funds. The proposed restriction also would permit the Fund to purchase securities of real estate investment trusts ("REITS") to the extent that an investment in REITS would otherwise meet the Fund's investment criteria. Investing in REITS has gained in popularity since the early 1990s, and the number of REITS available for investment also has increased dramatically. The current restriction could be interpreted as prohibiting the Fund from purchasing REITs since REITs might be considered "interests" in real estate. Under the proposed restriction, the Fund will continue to be prohibited from directly purchasing or selling real estate. However, it is not anticipated that the proposed restriction will involve any additional risk to the Fund as the Fund does not currently, and has not in the past, invested in real estate or interests in real estate.

   COMMODITIES: The proposed investment restriction is designed to standardize the language of the commodities restriction among the Franklin Templeton Group of Funds. Generally, commodities are considered to be physical commodities such as wheat, cotton, rice and corn. However, futures contracts, including financial futures contracts such as those related to currencies, stock indices or interest rates, are also considered to be commodities. Funds typically invest in such contracts and options on contracts for hedging or other investment purposes. The proposed restriction clarifies that the Fund has the flexibility to invest in financial futures contracts and related options. The proposed restriction would permit investment in financial futures instruments for either investment or hedging purposes. Although the Fund has always had the ability to invest in options on securities and options on futures, it has not done so. The Fund does not intend to begin investing in financial futures contracts and related options. Therefore, it is not anticipated that the proposed restriction would involve any additional risk. Using financial futures instruments can involve substantial risks, and will be utilized only if the investment manager believes such risks are advisable. WHAT IS THE FUND'S PROPOSED REAL ESTATE AND COMMODITIES RESTRICTION?

   If approved by shareholders, the Fund's restriction will be revised to state that the Fund may not:

           PURCHASE OR SELL REAL ESTATE AND COMMODITIES, EXCEPT THAT THE FUND MAY PURCHASE OR SELL SECURITIES OF REAL ESTATE INVESTMENT TRUSTS, MAY PURCHASE OR SELL CURRENCIES, MAY ENTER INTO FUTURES CONTRACTS ON SECURITIES, CURRENCIES, AND OTHER INDICES OR ANY OTHER FINANCIAL INSTRUMENTS, AND MAY PURCHASE AND SELL OPTIONS ON SUCH FUTURES CONTRACTS.


   SUB-PROPOSAL 4E: TO AMEND THE FUND'S INVESTMENT RESTRICTION REGARDING ISSUING SENIOR SECURITIES.

   Under the 1940 Act, the Fund must have an investment policy describing its ability to issue senior securities. A "senior security" is an obligation of a fund with respect to its earnings or assets that takes precedence over the claims of the fund's shareholders with respect to the same earnings or assets. The 1940 Act generally prohibits an open-end fund from issuing senior securities in order to limit the use of leverage. In general, a fund uses leverage when it borrows money to enter into securities transactions, or acquires an asset without being required to make payment until a later time.

   SEC staff interpretations allow a fund to engage in a number of types of transactions which might otherwise be considered to create "senior securities" or "leverage," so long as the fund meets certain collateral requirements designed to protect shareholders. For example, some transactions that may create senior security concerns include short sales, certain options and futures transactions, reverse repurchase agreements and securities transactions that obligate the fund to pay money at a future date (such as when-issued, forward commitment or delayed delivery transactions). When engaging in such transactions, a fund must mark on its or its custodian bank's books, or set aside money or securities with its custodian bank to meet the SEC staff's collateralization requirements.
   This procedure effectively eliminates a fund's ability to engage in leverage for these types of transactions.

   WHAT IS THE FUND'S CURRENT RESTRICTION CONCERNING ISSUING SENIOR SECURITIES?

   The Fund's current restriction concerning issuing senior securities is non-fundamental and states that the Fund may not:

           Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit any fund from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into repurchase transactions.

   WHAT EFFECT WILL STANDARDIZATION OF THE RESTRICTION REGARDING ISSUING SENIOR SECURITIES HAVE ON THE FUND?

   The new restriction would permit the Fund to engage in forward contracts and to make short sales as permitted under the 1940 Act, and any exemptions available under the 1940 Act. The proposed restriction also would permit the Fund to engage in permissible types of leveraging transactions. Essentially, the proposed restriction clarifies the Fund's ability to engage in those investment transactions (such as repurchase transactions) which, while appearing to raise senior security concerns, have been interpreted as not constituting the issuance of senior securities under the federal securities laws.

   Finally, the proposed investment restriction is designed to standardize the language regarding issuing senior securities among the Franklin Templeton Group of Funds. The Board does not anticipate that any additional risk to the Fund will occur as a result of amending the current restriction and making it fundamental because the Fund has no present intention of changing its current investment policies or engaging in transactions that may be interpreted as issuing senior securities.

   WHAT IS THE FUND'S PROPOSED RESTRICTION REGARDING ISSUING SENIOR SECURITIES?

   If approved by shareholders, the Fund's senior securities restriction will be a fundamental restriction, and will state that the Fund may not:

           ISSUE SECURITIES SENIOR TO THE FUND'S PRESENTLY AUTHORIZED SHARES OF BENEFICIAL INTEREST. EXCEPT THAT THIS RESTRICTION SHALL NOT BE DEEMED TO PROHIBIT THE FUND FROM (A) MAKING ANY PERMITTED BORROWINGS, LOANS, MORTGAGES OR PLEDGES, (B) ENTERING INTO OPTIONS, FUTURES CONTRACTS, FORWARD CONTRACTS, REPURCHASE TRANSACTIONS, OR REVERSE REPURCHASE TRANSACTIONS, OR (C) MAKING SHORT SALES OF SECURITIES TO THE EXTENT PERMITTED BY THE 1940 ACT AND ANY RULE OR ORDER THEREUNDER, OR SEC STAFF INTERPRETATIONS THEREOF.


   SUB-PROPOSAL 4F: TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING CONCENTRATION OF THE FUND'S INVESTMENTS IN THE SAME INDUSTRY.

   Under the 1940 Act, a fund's policy of concentrating its investments in securities of companies in the same industry must be fundamental. Under the federal securities laws, a mutual fund "concentrates" its investments if it invests more than 25% of its "net" assets (exclusive of certain items such as cash, U.S. government securities, securities of other investment companies, and tax-exempt securities) in a particular industry or group of industries. A fund is not permitted to concentrate its investments in a particular industry unless it so states.

   WHAT IS THE FUND'S CURRENT RESTRICTION REGARDING INDUSTRY CONCENTRATION?

   The Fund's current restriction regarding concentration states that the Fund may not:

           Invest more than 25% of the market value of its assets in the securities of companies engaged in any one industry. (Does not apply to investment in the securities of the U.S. government, its agencies or instrumentalities.)

   WHAT EFFECT WILL STANDARDIZATION OF THE CURRENT RESTRICTION REGARDING INDUSTRY CONCENTRATION HAVE ON THE FUND?

   The new restriction would help the Fund achieve the goal of standardizing the language of the investment restrictions among the Franklin Templeton Group of Funds. The new restriction provides the Fund with marginally added flexibility because it exempts from the 25% limitation the securities of other investment companies. This investment flexibility will help the Fund respond to future legal, regulatory, market or technical changes. However, adoption of the proposed restriction is not expected to change materially the way in which the Fund is currently managed as the Fund does not intend to begin concentrating in shares of other investment companies. WHAT IS THE FUND'S PROPOSED RESTRICTION REGARDING INDUSTRY CONCENTRATION?

   If approved by shareholders, the Fund's restriction relating to concentration will be revised to state that the Fund may not:

           CONCENTRATE (INVEST MORE THAN 25% OF ITS TOTAL ASSETS) IN SECURITIES OF ISSUERS IN A PARTICULAR INDUSTRY (OTHER THAN SECURITIES ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT OR ANY OF ITS AGENCIES OR INSTRUMENTALITIES OR SECURITIES OF OTHER INVESTMENT COMPANIES).


   SUB-PROPOSAL 4G: TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING DIVERSIFICATION OF INVESTMENTS.

   The 1940 Act prohibits a "diversified" investment company, like the Fund, from purchasing securities of any one issuer if, at the time of purchase, as to 75% of the fund's total assets more than 5% of the fund's total assets would be invested in securities of that issuer, or the fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the fund's total assets may be invested without regard to these limitations. Under the 1940 Act, these 5% and 10% limitations do not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or to the securities of other investment companies.

   WHAT IS THE FUND'S CURRENT INVESTMENT DIVERSIFICATION RESTRICTION?

   The Fund's current diversification restriction states that the Fund may not:

           Invest in the securities of any one issuer (other than the U.S. government and its agencies and instrumentalities), if immediately after and as a result of such investment (a) more than 5% of the total assets of the fund would be invested in such issuer or (b) more than 10% of the outstanding voting securities of such issuer would be owned by the fund.

   Thus, the current restriction applies to 100% of the Fund's total assets rather than the lower statutorily imposed 75% limit. Further, although the 1940 Act excludes the securities of other investment companies as well as those of the U.S. government and its agencies and instrumentalities, the current restriction does not include such a carve-out for the securities of other investment companies.

   WHAT EFFECT WILL STANDARDIZATION OF THE CURRENT INVESTMENT DIVERSIFICATION RESTRICTION HAVE ON THE FUND?

   Amending the Fund's diversification policy would make it consistent with the definition of a diversified investment company under the 1940 Act, and would provide the Fund with greater investment flexibility. The proposed restriction is substantially similar to the current restriction, but would help the Fund achieve the goal of standardizing the language of the investment restrictions among the Franklin Templeton Group of Funds.

   The proposed investment restriction clarifies that the 5% and 10% limitations do not apply to 25% of the Fund's total assets. However, it is not currently anticipated that adoption of the proposed restriction would materially change the way the Fund is managed.

   Another change in the proposed restriction is that it excludes from the 5% and 10% limitations the purchase by the Fund of the securities of other investment companies. With this exclusion, the Fund would be able to invest cash held at the end of the day in money market funds or other short-term investments without regard to the 5% and 10% investment limitations. The Fund, together with the other funds in the Franklin Templeton Group of Funds, has obtained an exemptive order from the SEC (the "Cash Sweep Order") to permit the Franklin and Templeton funds to invest their uninvested cash in one or more Franklin or Templeton money market funds. Amending the Fund's current restriction would permit the Fund to take advantage of the investment opportunities presented by the Cash Sweep Order, since the Cash Sweep Order contemplates relief from the 1940 Act restrictions relating to the permissible percentage investments in other investment companies.

   WHAT IS THE FUND'S PROPOSED INVESTMENT DIVERSIFICATION RESTRICTION?

   If approved by shareholders, the Fund's diversification restriction will be revised to state that the Fund may not:

           PURCHASE THE SECURITIES OF ANY ONE ISSUER (OTHER THAN THE U.S. GOVERNMENT OR ANY OF ITS AGENCIES OR INSTRUMENTALITIES OR SECURITIES OF OTHER INVESTMENT COMPANIES) IF IMMEDIATELY AFTER SUCH INVESTMENT (A) MORE THAN 5% OF THE VALUE OF THE FUND'S TOTAL ASSETS WOULD BE INVESTED IN SUCH ISSUER OR (B) MORE THAN 10% OF THE OUTSTANDING VOTING SECURITIES OF SUCH ISSUER WOULD BE OWNED BY THE FUND, EXCEPT THAT UP TO 25% OF THE VALUE OF SUCH FUND'S TOTAL ASSETS MAY BE INVESTED WITHOUT REGARD TO SUCH 5% AND 10% LIMITATIONS.

                 THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS
                     THAT YOU APPROVE SUB-PROPOSALS 4A-4G


   PROPOSAL 5:  TO APPROVE THE ELIMINATION OF CERTAIN OF THE FUND'S
                FUNDAMENTAL INVESTMENT RESTRICTIONS

   WHICH FIVE (5) FUNDAMENTAL INVESTMENT RESTRICTIONS IS THE BOARD RECOMMENDING THAT THE FUND ELIMINATE?

   Some of the Fund's fundamental investment restrictions were originally drafted pursuant to state laws and regulations, which, due to NSMIA, are no longer in accordance with SEC staff positions since the positions have either changed or are no longer relevant to the Fund. Since NSMIA eliminated the states' ability to substantively regulate investment companies, the Fund is no longer legally required to include current restrictions 4, 5, 6, 8 and 9 among its fundamental investment restrictions. Advisory Services has recommended, and the Board has determined, that all of these current fundamental investment restrictions should be eliminated.

   The exact wording of these five restrictions, (referred to in this Proposal 5 as the "Restrictions") has been included in Exhibit A, which is entitled, "Current Fundamental Investment Restrictions Proposed to be Eliminated."

   SECURITIES ON MARGIN, SHORT SALES, AND JOINT TRADING:

   The Fund's current fundamental investment restriction number 4 limits the Fund's ability to purchase securities on margin, sell securities short, or participate on a joint or joint and several basis in any securities trading accounts. This restriction was originally included in response to the various state law requirements to which mutual funds used to be subject.
   As discussed earlier in the introduction, under NSMIA the Fund is no longer required to retain a fundamental policy regarding all of these types of investment activities.

   As a general matter, elimination of this fundamental restriction relating to purchasing securities on margin, selling securities short, and participating in a securities trading account should not have an impact on the day to day management of the Fund, since the 1940 Act prohibitions on these types of transactions would continue to apply to the Fund. The Fund's ability to sell securities short, while no longer required to be fundamental, raises senior security issues. Accordingly, the Fund's ability to sell securities short is addressed in the proposed restriction relating to issuing senior securities (described in Sub-Proposal 4e). Under the proposed restriction, the Fund would be permitted to sell securities short to the extent permitted by the 1940 Act, and any rule or exemptive order granted by the SEC. The Fund's ability to purchase securities on margin also raises senior security issues and is similarly prohibited under the 1940 Act. Elimination of the restriction, therefore, would not affect the Fund's ability to purchase on margin. Further, joint transactions are generally prohibited under the 1940 Act, and the Fund would continue to remain subject to the conditions imposed on joint transactions by the 1940 Act and any exemptions granted by the SEC. Finally, the Fund has not previously, nor does it currently intend to engage in these investment activities.

   OIL, GAS AND MINERAL INTERESTS:

   The Fund's current fundamental investment restriction number 5, which limits the Fund's ability to buy or sell interests in oil, gas or mineral exploration or development programs, is no longer required to be fundamental. These restrictions were originally enacted in response to various state law requirements, but under NSMIA, the Fund is no longer legally required to retain such policies as fundamental restrictions.

   As a general matter, elimination of these fundamental restrictions should not have an impact on the day to day management of the Fund as the Fund has not previously, nor does it currently intend to engage in these types of investment activities.

   MANAGEMENT OWNERSHIP OF SECURITIES:

   The Fund's current restriction number 6 limits the Fund's ability to invest in securities issued by companies whose securities are owned in certain amounts by Trustees and officers of the Fund, or its investment manager, Advisory Services. This policy originated many years ago with a now obsolete state securities law. As a general matter, elimination of this fundamental restriction should not have an impact on the day to day management of the Fund, as the 1940 Act restrictions still apply to the Fund.

   ILLIQUID SECURITIES:

   The Fund's current fundamental investment restriction number 8 limits the Fund's ability to invest more than 10% of its assets in illiquid securities. This restriction arose out of an SEC staff position which is not required to be fundamental. The SEC recently amended its position to permit funds to invest up to 15% of their assets in illiquid securities. However, the Fund may not take advantage of this new SEC position because its policy relating to investments in illiquid securities is fundamental. Elimination of this fundamental restriction would permit the Fund to take advantage of the current SEC position. Although the Fund's policy relating to illiquid securities would not be fundamental, the Fund would still be subject to the SEC rules and regulations in this area.

   CONTROL OR MANAGEMENT:

   The Fund's current fundamental investment restriction number 9 limits the Fund's ability to invest for purposes of exercising control or management. This restriction was enacted in response to various state securities laws and is no longer required under NSMIA. Typically, if a fund acquires a large percentage of the securities of a single issuer, it will be deemed to have invested in such issuer for the purposes of exercising control or management. This restriction was intended to ensure that a mutual fund would not be engaged in the business of managing another company.

   Eliminating this restriction will not have any impact on the day to day management of the Fund because the Fund has no present intention to invest in an issuer for the purposes of exercising control or management.
   Further, the goal of this restriction, namely to limit a fund's ability to control another issuer, is embodied in the 1940 Act diversification rule which is proposed to be incorporated in the proposed investment restriction relating to diversification (described in Sub-Proposal 4g). The diversification restriction limits the Fund's ability to own more than a certain percentage of any one issuer, which acts to limit its ability to exercise control or management over another company.

   WHY IS THE BOARD RECOMMENDING THAT THE RESTRICTIONS BE ELIMINATED, AND WHAT EFFECT WILL SUCH ELIMINATION HAVE ON THE FUND?

   The Board has determined that eliminating the Restrictions is consistent with the federal securities laws and will conform the Fund's list of fundamental restrictions with standardized investment restrictions adopted by other Franklin and Templeton funds. By both standardizing and reducing the total number of investment restrictions that can be changed only by a shareholder vote, the Board believes that the Fund will be able to minimize the costs and delays associated with holding future shareholder meetings to revise fundamental policies that become outdated or inappropriate. The Board believes that eliminating the Restrictions is in the best interest of the Fund's shareholders as it will provide the Fund with increased flexibility to pursue its investment goals.

   WHAT ARE THE RISKS, IF ANY, IN ELIMINATING THE RESTRICTIONS?

   The Board does not anticipate that eliminating the Restrictions will result in any additional risk to the Fund. Although the Fund's current Restrictions, as drafted, are no longer legally required, the Fund's ability to invest in these five areas will continue to be subject to the limitations of the 1940 Act, and any exemptive orders granted under the 1940 Act. Further, the Fund has no current intention to change its present investment practices as a result of eliminating these Restrictions.

                 THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS
                          THAT YOU APPROVE PROPOSAL 5


   PROPOSAL 6:  TO APPROVE THE REORGANIZATION OF THE TRUST FROM A
                MASSACHUSETTS BUSINESS TRUST TO A DELAWARE BUSINESS TRUST

   WHAT WILL THE REORGANIZATION MEAN FOR THE TRUST AND ITS SHAREHOLDERS?

   The Trustees recommend that you approve a change in the place of organization of the Trust from a Massachusetts business trust to a Delaware business trust. This proposed change will be referred to in this proxy statement as the "Reorganization." The Board of Trustees has approved an Agreement and Plan of Reorganization (the "Plan"), substantially in the form attached to this proxy statement as Exhibit B. The Plan provides for the Reorganization, which involves the continuation of the Trust, (referred to in this Proposal 6 as the "Massachusetts Trust") in the form of a newly created Delaware business trust, also named "Franklin Managed Trust" (and referred to in this Proposal 6 as the "Delaware Trust"). As of the effective date of the Reorganization, the Delaware Trust will have one series, the "Franklin Rising Dividends Fund" (referred to in this Proposal 6 as the "Rising Dividends - DE") that will correspond to the current Franklin Rising Dividends Fund of the Massachusetts Trust. For ease of reference and comparison, the current Rising Dividends Series will be referred to in this Proposal 6 as the "Rising Dividends - MA."

   Rising Dividends-DE will have the same investment objective, policies and restrictions as Rising Dividends-MA. This means that Rising Dividends-DE's fundamental investment policies and restrictions will reflect the results of the shareholders' vote on Proposals 3, 4 and 5 of this proxy statement. The Trustees, officers and employees will be the same, and will operate the Delaware Trust in the same manner as they previously operated the Massachusetts Trust. On the closing date of the Reorganization, you will hold an interest in the Delaware Trust that is equivalent to your interest in the Massachusetts Trust. Essentially, your investment will not change, and the Reorganization will have no material impact on your economic interests as a shareholder.

   WHY ARE THE TRUSTEES RECOMMENDING THAT I APPROVE THE REORGANIZATION?

   The Trustees have determined that mutual funds formed as Delaware business trusts have certain advantages over those funds organized as Massachusetts business trusts. Delaware law contains provisions specifically designed for mutual funds, which take into account their unique structure and operations. Under Delaware law, funds are able to simplify their operations by reducing administrative burdens. The Delaware law allows greater flexibility in drafting a fund's governing documents, which can result in greater efficiencies of operation and savings for a fund and its shareholders. Delaware law also provides favorable state tax treatment. Furthermore, there is a well-established body of corporate legal precedent that may be relevant in deciding issues pertaining to the Delaware Trust.

   A comparison of the Delaware business trust law and the Massachusetts business trust law, as well as a comparison of the relevant provisions of the governing documents of the Delaware Trust and the Massachusetts Trust, is included in Exhibit C, which is entitled, "Comparison and Significant Differences Between Delaware Trusts and Massachusetts Trusts."

   The Reorganization also would increase uniformity among the Franklin Templeton Group of Funds, since many of the funds are already organized as Delaware business trusts, and the Delaware trust form has been chosen for new Franklin and Templeton funds that have been created over the past few years. Increased uniformity among the funds, many of which share common trustees, officers and service providers, is expected to reduce the costs and resources needed to comply with state corporate laws, and also reduce administrative burdens.

   For these reasons, the Trustees believe that it is in the best interests of the shareholders to approve the Reorganization.

   WHAT ARE THE CONSEQUENCES AND PROCEDURES OF THE REORGANIZATION?

   Upon completion of the Reorganization, the Delaware Trust will continue the business of the Massachusetts Trust with the same investment objective and policies of Rising Dividends-MA as exist on the date of the Reorganization, and will hold the same portfolio of securities previously held by the Massachusetts Trust on behalf of Rising Dividends-MA. The Delaware Trust will be operated under substantially identical overall management, investment management, distribution and administrative arrangements as those of the Massachusetts Trust. As the successor to the Massachusetts Trust's operations, the Delaware Trust will adopt the Massachusetts Trust's registration statement with amendments to show the new Delaware business trust structure.

   The Delaware Trust was created solely for the purpose of becoming the successor organization to, and carrying on the business of, the Massachusetts Trust. To accomplish the Reorganization, the Plan provides that the Massachusetts Trust will transfer all of the portfolio securities of Rising Dividends-Mass and any other assets, subject to its related liabilities, to the Delaware Trust. In exchange for these assets and liabilities, the Delaware Trust will issue its own shares to the Massachusetts Trust, which will then distribute those shares pro rata to you as a shareholder of the Massachusetts Trust. Through this procedure you will receive exactly the same number and dollar amount of shares of Rising Dividends-DE as you previously held in Rising Dividends-MA. The net asset value of each share of Rising Dividends-DE will be the same as that of Rising Dividends-MA on the date of the Reorganization. You will retain the right to any declared but undistributed dividends or other distributions payable on the shares of the Rising Dividends-MA that you may have had as of the effective date of the Reorganization. As soon as practicable after the date of the Reorganization, the Massachusetts Trust will be dissolved and will go out of existence.

   The Trustees may terminate the Plan and abandon the Reorganization at any time prior to the effective date of the Reorganization if they determine that such actions are in the best interests of the Massachusetts Trust's shareholders. If the Reorganization is not approved, or if the Trustees abandon the Reorganization, the Massachusetts Trust will continue to operate as a Massachusetts business trust.

   WHAT EFFECT WILL THE REORGANIZATION HAVE ON THE CURRENT INVESTMENT ADVISORY AGREEMENT?

   As a result of the Reorganization, Rising Dividends-DE will be subject to a new investment advisory agreement between the Delaware Trust, on behalf of Rising Dividends-DE, and Advisory Services. The new advisory agreement will be substantially identical to the current advisory agreement between Advisory Services, and the Massachusetts Trust on behalf of Rising Dividends-MA It is anticipated that there will be no material change to the investment advisory agreement as a result of the Reorganization.

   WHAT EFFECT WILL THE REORGANIZATION HAVE ON THE SHAREHOLDER SERVICING AGREEMENTS AND DISTRIBUTION PLANS?

   The Delaware Trust will enter into agreements with Franklin/Templeton Investor Services, Inc. for transfer agency, dividend disbursing, shareholder servicing and fund accounting services that are substantially identical to the agreements currently in place for the Massachusetts
   Trust. Franklin Templeton Distributors, Inc. will serve as the distributor for the shares of the Delaware Trust under a separate distribution agreement that is substantially identical to the distribution agreement currently in effect for the Massachusetts Trust.

   As of the effective date of the Reorganization, Rising Dividends-DE will have distribution plans under Rule 12b-1 of the 1940 Act relating to the distribution of the classes of shares that are substantially identical to the distribution plans currently in place for the corresponding classes of shares of Rising Dividends-MA. It is anticipated that there will be no material change to the distribution plans as a result of the Reorganization.

   WHAT IS THE EFFECT OF SHAREHOLDER APPROVAL OF THE REORGANIZATION?

   Under the 1940 Act, the shareholders of a mutual fund must vote on the following: (1) election of trustees; (2) selection of the independent auditors; and (3) approval of initial investment management agreement for the fund.

   Theoretically, if the Reorganization is approved, the shareholders would need to vote on these three items for the Delaware Trust. In fact, the Delaware Trust must have shareholder approval of these issues or else it will not comply with the 1940 Act. However, the Trustees have determined that it is in the best interests of the shareholders to avoid the considerable expense of another shareholder meeting to obtain these approvals after the Reorganization. Therefore, the Trustees have determined that approval of the Reorganization also will constitute the requisite shareholder approval for the Plan contained in Exhibit B, and also, for purposes of the 1940 Act, constitute shareholder approval of: (1) the election of the Trustees of the Massachusetts Trust who are in office at the time of the Reorganization as Trustees for the Delaware Trust; (2) the selection of Tait, Weller & Baker as independent auditors for the Delaware Trust; and (3) a new investment advisory agreement between the Delaware Trust on behalf of Rising Dividends-DE and Advisory Services, which is substantially identical to the agreement currently in place for the Massachusetts Trust on behalf of Rising Dividends-MA.

   Prior to the Reorganization, the officers will cause the Massachusetts Trust, as the sole shareholder of the Delaware Trust, to vote its shares FOR the matters specified above. This action will enable the Delaware Trust to satisfy the requirements of the 1940 Act without involving the time and expense of another shareholder meeting.

   WHAT IS THE CAPITALIZATION AND STRUCTURE OF THE DELAWARE TRUST?

   The Delaware Trust was created on July 7, 1999 pursuant to Delaware law. The Delaware Trust has an unlimited number of shares of beneficial interest with a par value of $0.01 per share. On the date of the Reorganization, an unlimited number of shares will be allocated to the Rising Dividends-DE
   The shares of the Delaware Trust will be further allocated into three classes to correspond to the current three classes of shares of Rising Dividends-MA of the Massachusetts Trust.

   As of the effective date of the Reorganization, shares of the respective classes of Rising Dividends-MA of the Massachusetts Trust and Rising Dividends-DE of the Delaware Trust will have equal dividend and redemption rights, will be fully paid, non-assessable, freely transferable, have the same conversion rights, and have no preemptive or subscription rights. Shares of the respective classes of both the Delaware Trust and the Massachusetts Trust will have equal voting and liquidation rights and have one vote per share. The Delaware Trust also will have the same fiscal year as the Massachusetts Trust.

   WHO WILL BEAR THE EXPENSES OF THE REORGANIZATION?

   Since the Reorganization will benefit the Massachusetts Trust and its shareholders, the Board has authorized that the expenses incurred in the Reorganization shall be paid by the Massachusetts Trust, whether or not the Reorganization is approved by shareholders.

   ARE THERE ANY TAX CONSEQUENCES FOR SHAREHOLDERS?

   The Reorganization is designed to be tax free for federal income tax purposes so that you will not experience a taxable gain or loss when the Reorganization is completed. Generally, the basis and holding period of your shares in Rising Dividends-DE will be the same as the basis and holding period of your shares in Rising Dividends-MA.

   WHAT IF I CHOOSE TO SELL MY SHARES AT ANY TIME?

   A request to sell Massachusetts Trust shares that is received and processed prior to the Reorganization will be treated as a redemption of shares of the Massachusetts Trust. A request to sell shares that is received and processed after the Reorganization will be treated as a request for the redemption of the same number of shares of the Delaware Trust.

   WHAT IS THE EFFECT OF MY "YES" VOTE?

   By voting "YES" to the Reorganization, you will be agreeing to become a shareholder of a mutual fund organized as a Delaware trust, with its Trustees, independent auditors, investment management agreement and distribution plans already in place, and all such arrangements that are substantially identical to those of the Massachusetts Trust.

                 THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS
                          THAT YOU APPROVE PROPOSAL 6


  PROPOSAL 7:   OTHER BUSINESS

   The Trustees do not intend to bring any matters before the Meeting other than Proposals 1, 2, 3, 4, 5, and 6 and are not aware of any other matters to be brought before the Meeting by others. If any other matters do properly come before the Meeting, the persons named in the enclosed proxy will use their best judgment in voting on such matters.

      INFORMATION ABOUT THE TRUST

   THE INVESTMENT MANAGER. Franklin Advisory Services, LLC ("Advisory Services"), 777 Mariners Island Blvd., San Mateo, California 94404 serves as the Trust's investment manager. Advisory Services is wholly owned by Resources.

   THE TRUST ADMINISTRATOR. Under an agreement with Advisory Services, Franklin Templeton Services, Inc. ("FT Services"), whose principal address is also 777 Mariners Island Blvd., San Mateo, CA 94404, provides certain administrative services and facilities for the Trust. FT Services is a wholly owned subsidiary of Resources and is an affiliate of Advisory Services and the Trust's principal underwriter.

   THE UNDERWRITER. The underwriter for the Trust is Franklin Templeton Distributors, Inc., 777 Mariners Island Blvd., San Mateo, California 94404.

   THE TRANSFER AGENT. The transfer agent, registrar and dividend disbursement agent for the Trust is Franklin/Templeton Investor Services, Inc., 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, California 94403-7777.

   THE CUSTODIAN. The Bank of New York, Mutual Funds Division, 90 Washington Street, New York, NY 10286, acts as custodian of the Trust's securities and other assets.

   REPORTS TO SHAREHOLDERS AND FINANCIAL STATEMENTS. The Trust's last audited financial statements and annual report, for the fiscal year ended September 30, 1998, and its semi-annual report dated March 31, 1999, are available free of charge. To obtain a copy, please call 1-800/DIAL BEN(R) or forward a written request to Franklin/Templeton Investor Services, Inc., 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, CA 94403-7777.

   PRINCIPAL SHAREHOLDERS. As of August 30, 1999, the Trust had ______________ shares outstanding and total net assets of $____________. From time to time, the number of shares held in "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. To the knowledge of the Trust's management, as of August 30, 1999, there were no other entities holding beneficially or of record more than 5% of the Trust's outstanding shares.

   In addition, to the knowledge of the Trust's management, as of July 30, 1999, no Trustee of the Trust owned 1% or more of the outstanding shares of the Trust, and the Officers and Trustees of the Trust owned, as a group, less than 1% of the outstanding shares of the Trust.

      FURTHER INFORMATION ABOUT VOTING AND THE MEETING

   SOLICITATION OF PROXIES. The cost of soliciting these proxies will be borne by the Trust. The Trust reimburses brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. The Trust has engaged _________ to solicit proxies from brokers, banks, other institutional holders and individual shareholders for an approximate fee, including out-of-pocket expenses, ranging between $_____ and $______. The Trust expects that the solicitation will be primarily by mail, but also may include telephone, telecopy or oral solicitations. The Trust does not reimburse Trustees and officers of the Trust, or regular employees and agents of Advisory Services involved in the solicitation of proxies. The Trust intends to pay all costs associated with the solicitation and the Meeting.

   In addition to solicitations by mail, some of the Executive Officers and employees of the Trust, Advisory Services and its affiliates, without extra compensation, may conduct additional solicitations by telephone, personal interviews and other means.

   VOTING BY BROKER-DEALERS. The Trust expects that, before the Meeting, broker-dealer firms holding shares of the Trust in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Trust understands that NYSE Rules permit the broker-dealers to vote on the items to be considered at the Meeting on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting those shares in the same proportion as they vote shares for which they received instructions.

   QUORUM. Forty percent of the shares entitled to vote, present in person or represented by proxy, constitutes a quorum at the Meeting. The shares over which broker-dealers have discretionary voting power, the shares that represent "broker non-votes" (i.e., shares held by brokers or nominees as to which: (i) instructions have not been received from the beneficial owners or persons entitled to vote; and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention on any item are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

   REQUIRED VOTE. Provided that a quorum is present, Proposal 1, the election of Trustees, requires that the four nominees receiving the greatest number of votes cast at the Meeting will be elected. All voting rights are non-cumulative, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of such Trustees if they choose to do so, and in such event, the holders of the remaining shares voting will not be able to elect any Trustees. Proposal 2, ratification of the selection of independent auditors, requires the affirmative vote of a majority of the Trust's shares present and voting on the Proposal at the Meeting. Proposal 3, modification of the Fund's current criteria for the selection of portfolio companies related to the issuer's treatment of debt on its balance sheet, requires the affirmative vote of a majority of the Trust's shares present and voting on the Proposal at the Meeting.
   Proposals 4 and 5, amendments to, or elimination of, fundamental investment restrictions, require the affirmative vote of the lesser of: (i) more than 50% of the outstanding voting securities of the Trust; or (ii) 67% or more of the voting securities of the Trust present at the Meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy. Proposal 6, the reorganization of the Trust from a Massachusetts business trust to a Delaware business trust, requires the affirmative vote of a majority of the Trust's shares present and voting on the Proposal at the Meeting. Proposal 7, the transaction of any other business, is expected to require the affirmative vote of a majority of the Trust's shares present and voting on the Proposal at the Meeting. Abstentions and broker non-votes will be treated as votes not cast and, therefore, will not be counted for purposes of obtaining approval of each Proposal.

   OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY. The Trust is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to the Trust's offices, 777 Mariners Island Blvd., San Mateo, CA 94404, so they are received within a reasonable time before any such meeting. No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Trust.

                               By order of the Board of Trustees,


                               Deborah R. Gatzek
                               SECRETARY

Dated: September 13, 1999
San Mateo, California



                                   EXHIBIT A

     CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS PROPOSED TO BE ELIMINATED

Five of the Fund's current fundamental investment restrictions have been proposed to be eliminated, and are listed in the table below.


-----------------------------------------------------------------------
SUBJECT           CURRENT INVESTMENT RESTRICTION STATES THAT THE FUND
                  MAY NOT:
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Purchase          4.  Purchase securities on margin, sell securities
Securities on     short, participate on a joint or joint and several
Margin; Sell      basis in any securities trading account . . . .
Securities        (Does not preclude a fund from obtaining such
Short; Joint      short-term credit as may be necessary for the
Trading           clearance of purchases and sales of its portfolio
                  securities.)
-----------------------------------------------------------------------
Oil/Gas/Mineral   5.  Buy or sell interests in oil, gas or mineral
Interests         exploration or development programs . . . .  (Does
                  not preclude investments in marketable securities
                  of companies engaged in such activities.)
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Ownership by      6.  Purchase or hold securities of any issuer if,
Management        at the time of purchase or thereafter, any of the
                  trustees or officers of the trust or the manager
                  own beneficially more than one-half of 1%, and all
                  such trustees or officers holding more than
                  one-half of 1% together own beneficially more than
                  5% of the issuer's securities.
-----------------------------------------------------------------------
Illiquid          8.  Invest more than 10% of its assets in
Securities        securities with legal or contractual restrictions
                  on resale, securities which are not readily
                  marketable, and repurchase agreements with more
                  than seven days to maturity.
-----------------------------------------------------------------------
Control or        9.  Invest in any issuer for purposes of exercising
Management        control or management.
-----------------------------------------------------------------------




                                   EXHIBIT B

                 FORM OF AGREEMENT AND PLAN OF REORGANIZATION

           This Agreement and Plan of Reorganization (the "Agreement") is made this __ day of ______________, 1999 by and between Franklin Managed Trust, a business trust created under the laws of the Commonwealth of Massachusetts (the "Massachusetts Trust"), and Franklin Managed Trust, a business trust created under the laws of the State of Delaware (the "Delaware Trust").

           In consideration of the mutual promises contained herein, and intending to be legally bound, the parties hereto agree as follows:

      1.   PLAN OF REORGANIZATION.

           (a)  Upon  satisfaction  of the  conditions  precedent  described in
           Section 3 hereof, the Massachusetts Trust will convey, transfer and deliver to the Delaware Trust, on behalf of its Franklin Rising Dividends Fund series (the "New Fund"), at the closing provided for in Section 2 (hereinafter referred to as the "Closing") all of its then-existing assets, including the assets underlying its single series of shares designated as the Franklin Rising Dividends Fund series (the "Fund"). In consideration thereof, the Delaware Trust agrees at the Closing (i) to assume and pay, to the extent that they exist on or after the Effective Date of the Reorganization (as defined in Section 2 hereof), all of the Massachusetts Trust's obligations and liabilities, whether absolute, accrued, contingent or otherwise, including all fees and expenses in connection with the Agreement, including without limitation costs of legal advice, accounting, printing, mailing, proxy solicitation and transfer taxes, if any, the obligations and liabilities allocated to the Massachusetts Trust to become the obligations and liabilities of the Delaware Trust, and (ii) to deliver to the Massachusetts Trust full and fractional shares of the New Fund equal in number to the number of full and fractional shares outstanding of the Fund. The transactions contemplated hereby are intended to qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended ("Code").

           (b) The Delaware Trust will effect such delivery by establishing an open account for each shareholder of the Fund and by crediting to such account, the exact number of full and fractional shares of the appropriate class of the New Fund such shareholder held in the corresponding class of the Fund on the Effective Date of the Reorganization. Fractional shares of the New Fund will be carried to the third decimal place. On the Effective Date of the Reorganization, the net asset value per share of beneficial interest of each class of the New Fund shall be deemed to be the same as the net asset value per share of each corresponding class of the Fund. On such date, each certificate representing shares of a class of the Fund will represent the same number of shares of the corresponding class of the New Fund. Each shareholder of the Fund will have the right to exchange his (her) share certificates for share certificates of the corresponding class of the New Fund. However, a shareholder need not make this exchange of certificates unless he (she) so desires. Simultaneously with the crediting of the shares of the New Fund to the shareholders of record of the Fund, the shares of the Fund held by such shareholder shall be canceled.

           (c) As soon as practicable after the Effective Date of the Reorganization, the Massachusetts Trust shall take all necessary steps under Massachusetts law to terminate the Massachusetts Trust.

      2. CLOSING AND EFFECTIVE DATE OF THE REORGANIZATION. The Closing shall commence at ________ Pacific time on _________, 1999 or on such later date as the parties may agree, and shall be effective on the business day following the commencement of the Closing (the "Effective Date"). The Closing will take place at the principal offices of the Massachusetts and Delaware Trusts at 777 Mariners Island Boulevard, San Mateo, CA 94404.

      3. CONDITIONS PRECEDENT. The obligations of the Massachusetts Trust and the Delaware Trust to effectuate the Reorganization hereunder shall be subject to the satisfaction of each of the following conditions:

           (a) Such authority and orders from the Securities and Exchange Commission (the "Commission") and state securities commissions as may be necessary to permit the parties to carry out the
           transactions   contemplated   by  this  Agreement  shall  have  been
           received;

           (b) One or more post-effective amendments to the Massachusetts Trust's Registration Statement on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940, containing (i) such amendments to such Registration Statement as are determined by the Trustees of the Massachusetts Trust to be necessary and appropriate as a result of the Agreement, and (ii) the adoption by the Delaware Trust as its own of such Registration Statement, as so amended, shall have been filed with the Commission, and such post-effective amendment or amendments to the Massachusetts Trust's Registration Statement shall have become effective, and no stop order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (other than any such stop order, proceeding or threatened proceeding which shall have been withdrawn or terminated);

           (c) Confirmation shall have been received from the Commission or the Staff thereof that the Delaware Trust shall, effective upon or before the Effective Date of the Reorganization, be duly registered as an open-end management investment company under the Investment Company Act of 1940, as amended;

           (d) Each party shall have received a ruling from the Internal Revenue Service or an opinion from Messrs. Stradley, Ronon, Stevens & Young, LLP, Philadelphia, Pennsylvania, to the effect that the reorganization contemplated by this Agreement qualifies as a "reorganization" under Section 368(a) of the Code, and, thus, will not give rise to the recognition of income, gain or loss for federal income tax purposes to the Massachusetts Trust, the Delaware Trust or shareholders of the Massachusetts Trust or the Delaware Trust;

           (e) The Massachusetts Trust shall have received an opinion from Messrs. Stradley, Ronon, Stevens & Young, LLP, addressed to and in form and substance satisfactory to it, to the effect that (i) this Agreement and the reorganization provided for herein, and the execution of this Agreement, has been duly authorized and approved by the Delaware Trust and constitutes a legal, valid and binding agreement of the Delaware Trust in accordance with its terms; (ii) the shares of the Delaware Trust to be issued pursuant to the terms of this Agreement have been duly authorized and, when issued and delivered as provided in this Agreement, will have been validly issued and fully paid and will be non-assessable by the Delaware Trust; and (iii) the Delaware Trust is duly organized and validly existing under the laws of the State of Delaware;

           (f) The Delaware Trust shall have received an opinion from Messrs. Stradley, Ronon, Stevens & Young, LLP, Philadelphia, PA, addressed to and in form and substance satisfactory to it, to the effect that
           (i) this Agreement and the reorganization provided herein, and the execution of this Agreement, has been duly authorized and approved by the Massachusetts Trust and constitutes a legal, valid and binding agreement of the Massachusetts Trust in accordance with its terms; and (ii) the Massachusetts Trust is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

           (g) The shares of the New Fund shall have been duly qualified for offering to the public in all states of the United States, the Commonwealth of Puerto Rico and the District of Columbia so as to permit the transfers contemplated by this Agreement to be consummated;

           (h) This Agreement and the reorganization contemplated hereby shall have been adopted by an affirmative vote of at least a majority the outstanding voting securities of the Massachusetts Trust at a meeting of shareholders of such trust;

           (i) The shareholders of the Massachusetts Trust shall have voted to direct the Massachusetts Trust to vote, and the Massachusetts Trust shall have voted, as sole shareholder of each class of the Delaware Trust, to:

                (1) Elect as Trustees of the Delaware Trust (the "Trustees") the following individuals: Messrs. Lippman, Crohn, Rubens II and Rubin;

                (2) Select Tait, Weller & Baker as the independent public accountants for the Delaware Trust for the fiscal year ending September 30, 2000; and

                (3) Approve a new investment management agreement between the Delaware Trust on behalf of the New Fund, and Franklin
                Advisory Services, LLC, which is substantially identical to the current investment management agreement between the Massachusetts Trust on behalf of the Fund, and Franklin Advisory Services, LLC

           (j) The Trustees shall have taken the following action at a meeting duly called for such purposes:

                (1)  Approval of the Delaware Trust's Custodian Agreement;

                (2) Selection of Tait, Weller & Baker as the Delaware Trust's independent public accountants for the fiscal year ending September 30, [____];

                (3) Approval of the investment management agreement between the Delaware Trust on behalf of the New Fund, and Franklin Advisory Services, LLC, which is substantially identical to the current investment management agreement between the Massachusetts Trust on behalf of the Fund, and Franklin Advisory Services, LLC;

                (4) Authorization of the issuance by the Delaware Trust, prior to the Effective Date of the Reorganization, of one share of each class of the New Fund, to the Massachusetts Trust in consideration for the payment of the current public offering price of each corresponding class of the Fund, for the purpose of enabling the Massachusetts Trust to vote on matters referred to in paragraph (i) of this Section 3;

                (5) Submission of the matters referred to in paragraph (i) of this Section 3 to the Massachusetts Trust as sole shareholder of the Delaware Trust; and

                (6) Authorization of the issuance by the Delaware Trust of shares of the New Fund on the Effective Date of the Reorganization in exchange for the assets of the Fund pursuant to the terms and provisions of this Agreement.

           At any time prior to the Closing, any of the foregoing conditions may be waived by the Board of Trustees of the Massachusetts Trust if, in the judgment of the Trustees, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Massachusetts Trust.

      4. TERMINATION. The Board of Trustees of the Massachusetts Trust may terminate this Agreement and abandon the reorganization contemplated hereby, notwithstanding approval thereof by the shareholders of the Fund, at any time prior to the Effective Date of the Reorganization if, in the judgment of the Trustees, the facts and circumstances make proceeding with the Agreement inadvisable.

      5. ENTIRE AGREEMENT. This Agreement embodies the entire agreement between the parties and there are no agreements, understandings, restrictions or warranties among the parties other than those set forth herein or herein provided for.

      6. FURTHER ASSURANCES. The Massachusetts Trust and the Delaware Trust shall take such further action as may be necessary or desirable and proper to consummate the transactions contemplated hereby.

      7. COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

      8. GOVERNING LAW. This Agreement and the transactions contemplated hereby shall be governed by and construed and enforced in accordance with the laws of the State of Delaware.

           IN WITNESS WHEREOF, the Massachusetts Trust and the Delaware Trust have each caused this Agreement and Plan of Reorganization to be executed on its behalf by its ____________ and its seal to be affixed hereto and attested by its ____________, all as of the day and year first-above written.

Attest:                             Franklin Managed Trust
                                    (a Delaware business trust)



By:                                 By:




Attest:                             Franklin Managed Trust
                                    (a Massachusetts business trust)



By:                                 By:



                                                   EXHIBIT C

                            COMPARISON AND SIGNIFICANT DIFFERENCES BETWEEN
                      DELAWARE BUSINESS TRUSTS AND MASSACHUSETTS BUSINESS TRUSTS
                            DELAWARE BUSINESS TRUST                 MASSACHUSETTS BUSINESS TRUST

GOVERNING          A Delaware Business Trust (a "DBT") is     A Massachusetts Business Trust (a "MBT")
DOCUMENTS          created by a governing instrument (which   is created by filing a declaration of
                   may consist of one or more instruments,    trust with the Secretary of State of
                   including an agreement and declaration     Massachusetts and by filing with the
                   of trust and By-Laws) and a Certificate    clerk of every city or town where the
                   of Trust, which must be filed with the     trust has a usual place of business.
                   Delaware Secretary of State.  The law
                   governing DBTs is referred to in this
                   chart as the "Delaware Act."

                   A DBT is an unincorporated association     A MBT is an unincorporated association
                   organized under the Delaware Act which     organized under the Massachusetts
                   operates similar to a typical              statute (the "Massachusetts Statute")
                   corporation.  A DBT's operations are       which operates similar to a typical
                   governed by a trust instrument and         corporation.  A MBT's operations are
                   By-Laws.  The business and affairs of a    governed by a trust instrument and
                   DBT are managed by or under the            By-Laws.  The business and affairs of a
                   direction of a Board of Trustees.          MBT are managed by or under the
                                                              direction of a Board of Trustees.

                   A DBT organized as an open-end             A MBT organized as an open-end
                   investment company is subject to the       investment company is subject to the
                   Investment Company Act of 1940, as         1940 Act. Shareholders own shares of
                   amended (the "1940 Act").  Shareholders    "beneficial interest" as compared to the
                   own shares of "beneficial interest" as     shares of "common stock" issued by
                   compared to the shares of "common stock"   corporations.
                   issued by corporations.

                   As described in this chart, DBTs are       MBTs are also granted a significant
                   granted a significant amount of            amount of organizational and operational
                   organizational and operational             flexibility.  The Massachusetts Statute
                   flexibility.  Delaware law makes it        is silent on most of the salient
                   easier to obtain needed shareholder        features of MBTs, thereby allowing the
                   approvals, and also permits management     MBT to freely structure the trust.
                   of a DBT to take various actions without
                   being required to make state filings or
                   obtain shareholder approval.  The
                   Delaware Act also contains favorable
                   limitations on shareholder and Trustee
                   liability, and provides for
                   indemnification out of trust property
                   for any shareholder or Trustee that may
                   be held personally liable for the
                   obligations of a DBT.

MULTIPLE SERIES    Under the Delaware Act, a declaration of   The Massachusetts Statute permits a
AND CLASSES        trust may provide for classes, groups or   business trust to issue one or more
                   series of shares, or classes, groups or    series or classes of beneficial
                   series of shareholders, having such        interest.  The Massachusetts Statute is
                   relative rights, powers and duties as      largely silent as to any requirements
                   the declaration of trust may provide.      for the creation of such series or
                   The series and classes of a DBT may be     classes, although the trust documents
                   described in the declaration of trust or   creating a MBT may provide methods or
                   in resolutions adopted by the Board of     authority to create such series or
                   Trustees.  Neither state filings nor       classes without seeking shareholder
                   shareholder approval is required to        approval.  The Massachusetts Statute
                   create series or classes.  The Trustees    does not specify what information must
                   of Franklin Managed Trust have proposed    be contained in the declaration of
                   to reorganize the Trust from a             trust, nor does it require a registered
                   Massachusetts business trust (the          officer or agent for service of
                   "Massachusetts Trust") into a Delaware     process.  The Massachusetts Trust's
                   business trust (the "Delaware Trust").     Declaration of Trust authorizes the
                   The Delaware Trust's Declaration of        division of the shares into an unlimited
                   Trust permits the creation of multiple     number of shares which may be further
                   series and classes and establishes the     divided into separate series or classes.
                   provisions relating to shares.

                   The Delaware Act explicitly provides for   The Massachusetts Statute does not
                   a reciprocal limitation of inter-series    contain statutory provisions addressing
                   liability.  The debts, liabilities,        series liability with respect to a
                   obligations and expenses incurred,         multiple series investment company.
                   contracted for or otherwise existing       Therefore, unless otherwise provided in
                   with respect to a particular series of a   the declaration of trust for a MBT, the
                   multiple series investment company         debts, liabilities, obligations and
                   registered under the 1940 Act are          expenses incurred, contracted for or
                   enforceable only against the assets of     otherwise existing with respect to a
                   such series, and not against the assets    particular series may be enforceable
                   of the trust, or any other series,         against the assets of the business trust
                   generally, provided that:                  generally.

                      (i) the governing instrument creates
                      one or more series;

                      (ii)  separate and distinct records
                      are maintained for any such series;

                      (iii)  the series' assets are held
                      and accounted for separately from the
                      trust's other assets or any series
                      thereof;

                      (iv)  notice of the limitation on
                      liabilities of the series is set
                      forth in the certificate of trust; and

                      (v)  the governing instrument so
                      provides.

                   The Declaration of Trust for the           The Massachusetts Trust's Declaration of
                   Delaware Trust provides that each of its   Trust explicitly limits the liability of
                   series shall not be charged with the       each series and states that under no
                   liabilities of any other series.           circumstances shall the assets allocated
                   Further, it states that any general        or belonging to a particular series be
                   assets or liabilities not readily          charged with liabilities attributable to
                   identifiable as to a particular series     any other series.  Further, it states
                   will be allocated or charged by the        that third parties shall look only to
                   Trustees of the Franklin DE Trust to and   the assets of a particular series for
                   among any one or more series in such       payment of any credit, claim or
                   manner, and on such basis, as the          contract.  Although these provisions
                   Trustees deem fair and equitable in        serve to put third parties on notice,
                   their sole discretion.                     since there is no support in the
                                                              Massachusetts Statute to limit
                                                              liability, there remains the possibility
                                                              that a court may not uphold the
                                                              limitations of a MBT's governing
                                                              document.

                   A court applying federal securities law    A court applying federal securities law
                   may not respect provisions that serve to   may not respect provisions that serve to
                   limit the liability of one series of an    limit the liability of one series of an
                   investment company's shares for the        investment company's shares for the
                   liabilities of another series.             liabilities of another series.
                   Accordingly, provisions relating to        Accordingly, provisions relating to
                   series liability contained in the          series liability contained in the
                   declaration of trust may be preempted by   declaration of trust may be preempted by
                   the way in which the courts interpret      the way in which the courts interpret
                   the 1940 Act.                              the 1940 Act.

SHAREHOLDER        The governing instrument determines        There is no provision in the
VOTING RIGHTS      shareholders' rights.  The Declaration     Massachusetts Statute addressing voting
AND PROXY          of Trust for the Franklin DE Trust         by the shareholders of a MBT.  The
REQUIREMENTS       provides that shareholders of record of    declaration of trust of a MBT, however,
                   each share are entitled to one vote for    may specify matters on which
                   each full share, and a fractional vote     shareholders are entitled to vote.  The
                   for each fractional share.  In addition,   Massachusetts Trust's Declaration of
                   shareholders are not entitled to           Trust provides that shareholders are
                   cumulative voting for electing a           entitled to one vote for each full
                   Trustee(s).  The Franklin DE Trust's       share, and each fractional share shall
                   Declaration of Trust further provides      be entitled to a proportionate
                   that voting will occur separately by       fractional vote.  Further, it provides
                   series, and if applicable, by class,       that all shares of the Trust entitled to
                   subject to: (1) requirements of the 1940   vote on a matter shall vote separately
                   Act where shares of the Trust must be      by series, subject to: (1) requirements
                   voted in the aggregate without reference   of the 1940 Act where shares of the
                   to series or class, and (2) where the      Trust to be voted in the aggregate
                   matter affects only a particular series    without differentiation between the
                   or class.                                  separate series, and (2) where the
                                                              matter affects only a particular series
                                                              or class.

                   The Delaware Act and By-Laws for the       The Massachusetts Trust's By-Laws
                   Franklin DE Trust also permit the Trust    permits the Trust to accept written
                   to accept proxies by any electronic,       proxies signed by the shareholder.  A
                   telephonic, computerized                   proxy shall be deemed signed if the
                   telecommunications or other reasonable     shareholder's name is placed (whether by
                   alternative to the execution of a          manual signature, typewriting,
                   written instrument authorizing the proxy   telegraphic transmission or otherwise)
                   to act, provided such authorization is     by the shareholder.  No proxy shall be
                   received within eleven (11) months         valid after the expiration of eleven
                   before the meeting.                        (11) months from the date of the proxy
                                                              unless otherwise provided in the proxy.

SHAREHOLDERS'      The Delaware Act permits special           The Declaration of Trust for the
MEETINGS           shareholder meetings to be called for      Massachusetts Trust specifies the
                   any purpose.  However, the governing       matters on which beneficial owners are
                   instrument determines beneficial owners'   entitled, but not necessarily required,
                   rights to call meetings.  The              to vote.  The Declaration of Trust
                   Declaration of Trust for the Franklin DE   provides Trustees with a great deal of
                   Trust provides that the Board of           latitude as to which matters are to be
                   Trustees shall call shareholder meetings   submitted to a vote of the beneficial
                   for the purpose of (1) electing            owners.  Specifically, a shareholder has
                   Trustees, (2) for such other purposes as   the power to vote only: (1) for the
                   may be prescribed by law, the              election of Trustees, (2) to the same
                   Declaration of Trust or the By-Laws, and   extent as shareholders of a
                   (3) taking action upon any other matter    Massachusetts business corporation as to
                   deemed by the Trustees to be necessary     whether or not a court action,
                   or desirable.  The By-Laws further         proceeding or claim should be brought or
                   provide that a special meeting may be      maintained derivatively or as a class
                   called at any time by the Board of         action, (3) for the termination of the
                   Trustees, by the Chairperson of the        trust or any series, or (4) with respect
                   Board, or by the President or any Vice     to such additional matters required by
                   President or the Secretary and any two     the Declaration of Trust, the By-Laws,
                   (2) Trustees.  An annual shareholders'     the Massachusetts Statute, or as the
                   meeting is not required by either the      Trustees consider necessary or
                   Delaware Act, the Declaration of Trust,    desirable.  An annual shareholders'
                   or the By-Laws.                            meeting is not required by Massachusetts
                                                              law, the Declaration of Trust or the
                                                              By-Laws.

QUORUM             Except when a larger quorum is required    Unless a larger quorum is required by
REQUIREMENT        by applicable law, the By-Laws, or the     applicable law, the By-Laws, or the
                   Declaration of Trust, the Franklin DE      Declaration of Trust, the Massachusetts
                   Trust's Declaration of Trust provides      Trust's Declaration of Trust provides
                   that forty percent (40%) of the shares     that forty percent (40%) of the shares
                   entitled to vote shall constitute a        entitled to vote on a matter shall
                   quorum at a shareholder's meeting.         constitute a quorum at a shareholders'
                   Further, the Declaration of Trust          meeting.  Further, the Declaration of
                   provides that when a quorum is present,    Trust provides that when a quorum is
                   a majority of the votes cast shall         present at any meeting, a majority of
                   decide any issues and a plurality shall    the shares voted shall decide any
                   elect a Trustee, unless a larger vote is   questions and a plurality shall elect a
                   required by the Declaration of Trust,      Trustee, unless a larger vote is
                   the By-Laws or by applicable law.          required by the Declaration of Trust,
                                                              the By-Laws or by applicable law.

ACTION WITHOUT     Delaware law permits the governing         The Massachusetts Trust's Declaration of
SHAREHOLDERS'      instrument to set forth the procedure      Trust provides that any action taken by
MEETING            whereby action required to be approved     shareholders may be taken without a
                   by shareholders at a meeting may be done   meeting if shareholders holding a
                   by consent.  The Franklin DE Trust's       majority of the shares entitled to vote
                   Declaration of Trust provides that any     on the matter (or such larger proportion
                   action taken by shareholders may be        thereof as shall be required by any
                   taken without a meeting if shareholders    express provision of the Declaration of
                   holding a majority of the shares           Trust or By-Laws) and holding a majority
                   entitled to vote on the matter (or such    (or such larger proportion as aforesaid)
                   larger proportion thereof as shall be      of the shares of any series entitled to
                   required by any express provision of the   vote separately on the matter consent to
                   Declaration of Trust or By-Laws) and       the action in writing.
                   holding a majority (or such larger
                   proportion as aforesaid) of the shares
                   of any series (or class) entitled to
                   vote separately on the matter consent to
                   the action in writing.

AMENDMENTS TO      The Delaware Act provides broad            The Massachusetts Statute provides that
GOVERNING          flexibility with respect to amendments     the Trustees shall, within thirty (30)
DOCUMENTS          to the governing documents of a DBT.       days after the adoption of any amendment
                                                              to the declaration of trust, file a copy
                                                              with the Secretary of State of
                                                              Massachusetts and with the clerk of
                                                              every city or town where the trust has a
                                                              usual place of business.

                   The Franklin DE Trust's Declaration of     The Massachusetts Trust's Declaration of
                   Trust provides that the Declaration of     Trust may be amended at any time by an
                   Trust may be restated and/or amended at    instrument in writing signed by a
                   any time by an instrument in writing       majority of the Trustees.
                   signed by a majority of the then
                   Trustees, and if required, by approval
                   of such amendment by shareholders in
                   accordance with the quorum and required
                   voting requirements as set forth in the
                   Declaration of Trust.

                   The By-Laws may be amended or repealed     The By-Laws may be amended or repealed
                   by the affirmative vote or written         by a majority of the outstanding shares
                   consent of a majority of the outstanding   entitled to vote, or by the Board of
                   shares entitled to vote, or by the Board   Trustees subject to the rights of the
                   of Trustees subject to the rights of the   shareholders.
                   shareholders.

MATTERS            The Delaware Act affords Trustees the      The Massachusetts Trust's Declaration of
REQUIRING          ability to easily adapt a DBT to future    Trust provides Trustees with a great
SHAREHOLDER        contingencies.  For example, Trustees      deal of latitude as to which matters are
APPROVAL           have the authority to incorporate a DBT,   to be submitted to a vote of the
                   to merge or consolidate with another       beneficial owners.  Specifically, a
                   entity, to cause multiple series of a      shareholder has the power to vote only:
                   DBT to become separate trusts, to change
                   the domicile or to liquidate a DBT, all      (1) for the election of Trustees;
                   without having to obtain a shareholder
                   vote.  More importantly, in cases where      (2) to the same extent as shareholders
                   funds are required or do elect to seek       of a Massachusetts business
                   shareholder approval for transactions,       corporation as to whether or not a
                   the Delaware Act provides great              court action, proceeding or claim
                   flexibility with respect to the quorum       should be brought or maintained
                   and voting requirements for approval of      derivatively or as a class action;
                   such transactions.
                                                                (3) for the termination of the Trust
                                                                or any series; or

                                                                (4) with respect to such additional
                                                                matters required by the Declaration of
                                                                Trust, the By-Laws, the Massachusetts
                                                                Statute, or as the Trustees consider
                                                                necessary or desirable.

                   The Declaration of Trust for the
                   Franklin DE Trust, consistent with the
                   Delaware Act, affords shareholders the
                   power to vote on the following matters:

                      (1) the election or removal of
                      Trustees;

                      (2)  as required by the Declaration
                      of Trust, the By-Laws, the 1940 Act
                      or the Franklin DE Trust's
                      registration statement; and

                      (3) other matters deemed by the Board
                      of Trustees to be necessary or
                      desirable.

                   The Franklin DE Trust's Declaration of     The Massachusetts Trust's Declaration of
                   Trust provides that when a quorum is       Trust provides that when a quorum is
                   present, a majority of votes cast shall    present at any meeting, a majority of
                   decide any issues, and a plurality shall   the shares voted shall decide any
                   elect a Trustee(s), unless a different     questions and a plurality shall elect a
                   vote is required by the Declaration of     Trustee(s), unless a larger vote is
                   Trust, By-Laws, or applicable law.         required by the Declaration of Trust,
                                                              the By-Laws, or applicable law.

RECORD             The Delaware Act permits a governing       There is no comparable record date
DATE/NOTICE        instrument to provide for the              provision in the Massachusetts Statute.
                   establishment of record dates for
                   determining voting rights.

                   The Declaration of Trust for the           The Declaration of Trust and the By-Laws
                   Franklin DE Trust provides that the        of the Massachusetts Trust permit the
                   Board of Trustees may fix in advance a     Trustees from time to time to set the
                   record date which shall not be more than   record date for shareholder meeting to
                   ninety (90) days, nor less than seven      be not more than ninety (90) days, nor
                   (7) days, before the date of any such      less than seven (7) days, before the
                   meeting.                                   date of any shareholder meeting.

                   The Declaration of Trust provides that     The By-Laws provide that the record date
                   the record date for determining            for determining shareholders entitled to
                   shareholders entitled to give consent to   give consent to action in writing
                   action in writing without a meeting is     without a meeting is determined in the
                   determined in the following manner: (i)    following manner: (i) when the Board of
                   when the Board of Trustees has not taken   Trustees has not taken prior action, the
                   prior action, the record date will be      record date will be set on the day on
                   set on the day on which the first          which the first written consent is
                   written consent is given; or (ii) when     given; or (ii) when the Board of
                   the Board of Trustees has taken prior      Trustees has taken prior action, the
                   action, the record date will be set at     record date will be set at the close of
                   the close of business on the day on        business on the day on which the Board
                   which the Board of Trustees adopts the     of Trustees adopts the resolution
                   resolution relating to that action or      relating to that action or the
                   the seventy-fifty (75th) day before the    seventy-fifty (75th) day before the date
                   date of such other action, whichever is    of such other action, whichever is later.
                   later.

                   The By-Laws for the Franklin DE Trust      The By-Laws for the Massachusetts Trust
                   provide that all notices of shareholder    also provide that all notices of
                   meetings shall be sent or otherwise        shareholder meetings shall be sent to
                   given to shareholders not less than        shareholders not less than seven (7)
                   seven (7) days nor more than               days nor more than seventy-five (75)
                   seventy-five (75) days before the date     days before the date of the meeting.
                   of the meeting.

REMOVAL OF         The Delaware Act is silent with respect    The Massachusetts Statute is also silent
TRUSTEES           to the removal of Trustees.  However,      with respect to the removal of
                   the Franklin DE Trust's Declaration of     Trustees.  The Massachusetts Trust's
                   Trust states that the Board of Trustees,   Declaration of Trust provides that the
                   by action of a majority of the then        Board of Trustees, by action of a
                   Trustees at a duly constituted meeting,    majority of the then Trustees at a duly
                   may fill vacancies in the Board of         constituted meeting, may fill vacancies
                   Trustees or remove Trustees with or        or remove Trustees with or without cause.
                   without cause.

SHAREHOLDER        The Delaware Act sets forth the rights     The Massachusetts Trust's By-Laws
RIGHTS OF          of shareholders to gain access to and      provides that the minutes and accounting
INSPECTION         receive copies of certain Trust            books and records shall be open for
                   documents and records.  This right is      inspection upon the written demand of
                   qualified by the extent otherwise          any shareholder or holder of a voting
                   provided in the governing instrument of    trust certificate at any reasonable time
                   the Trust as well as a reasonable demand   during usual business hours for a
                   standard related to the shareholder's      purpose reasonably related to the
                   interest as an owner of the DBT.           holder's interests as a shareholder or
                                                              as the holder of a voting trust
                                                              certificate.  The inspection may be made
                                                              in person or by an agent or attorney and
                                                              shall include the right to copy and make
                                                              extracts.

                   Consistent with Delaware law, the
                   By-Laws of the Franklin DE Trust
                   provides that the minutes and accounting books and records shall be open to inspection upon the written demand of any shareholder or holder of a voting trust certificate at any reasonable time during usual business hours for a purpose reasonably related to the holder's interest as a shareholder or as the holder a voting trust certificate.
                   The inspection may be made in person or
                   by an agent or attorney and shall
                   include the right to copy and make
                   extracts.

SHAREHOLDER        Personal liability is limited by the       The Massachusetts Statute does not
LIABILITY          Delaware Act to the amount of investment   include an express provision relating to
                   in the trust, and may be further limited   the limitation of liability of the
                   or restricted by the governing             beneficial owners of a business trust.
                   instrument.                                Therefore, the owners of a MBT could
                                                              potentially be liable for obligations of
                                                              the trust, notwithstanding an express
                                                              provision in the governing instrument
                                                              stating that the beneficial owners are
                                                              not personally liable in connection with
                                                              trust property or the acts, obligations
                                                              or affairs of the trust.

                   Consistent with the Delaware Act, the      The Massachusetts Trust's Declaration of
                   Declaration of Trust for the Franklin DE   Trust provides that neither the Trust
                   Trust provides that its Trustees,          nor the Trustees, nor any officer,
                   officers, employees, and agents do not     employee or agent of the Trust shall
                   have the power to personally bind a        have any power to bind personally any
                   shareholder.  Shareholders of the DBT      shareholder.
                   are entitled to the same limitation of
                   personal liability extended to
                   stockholders of a private corporation
                   organized for profit under the general
                   corporation law of the State of Delaware.

TRUSTEE LIABILITY  Subject to the declaration of trust, the   The Massachusetts Statute does not
                   Delaware Act provides that a Trustee,      include an express provision limiting
                   when acting in such capacity, may not be   the liability of the Trustees of a MBT.
                   held personally liable to any person       The Trustees of a MBT could potentially
                   other than the DBT or a beneficial owner   be held personally liable for the
                   for any act, omission or obligation of     obligations of the trust.
                   the DBT or any Trustee.  A Trustee's
                   duties and liabilities to the DBT and
                   its beneficial owners may be expanded or
                   restricted by the provisions of the
                   Declaration of Trust.

                   The Declaration of Trust for the           The Massachusetts Trust's Declaration of
                   Franklin DE Trust provides that the        Trust does provide that the Trustees
                   Trustees shall not be liable or            shall not be responsible for any neglect
                   responsible for any neglect or             or wrong-doing of any officer, agent or
                   wrongdoing of any officer, agent,          employee, manager, or principal
                   employee, manager or principal             underwriter of the Trust, nor for the
                   underwriter of the Franklin DE Trust,      act or omission of another Trustee.
                   nor shall any Trustee be responsible for   However, nothing in the Declaration of
                   the act or omission of any other           Trust protects a Trustee against any
                   Trustee.  Trustees and officers of the     liability for which the Trustee would
                   Franklin DE Trust may be held liable to    otherwise be subject by reason of
                   the Trust and/or shareholders solely for   willful misfeasance, bad faith, gross
                   such Trustee's or officer's own willful    negligence or reckless disregard of the
                   misfeasance, bad faith, gross negligence   duties involved in the conduct of the
                   or reckless disregard of the duties        office of Trustee.
                   involved in the conduct of the office of
                   such Trustee or officer, and may not be
                   held liable for errors of judgment or
                   mistakes of fact or law.  In addition,
                   the Declaration of Trust also provides
                   that the Trustees acting in their
                   capacity as Trustees, shall not be
                   personally liable for acts done by or on
                   behalf of the Franklin DE Trust.

INDEMNIFICATION    The Delaware Act permits a DBT to          Although the Massachusetts Statute is
                   indemnify and hold harmless any Trustee,   silent as to the indemnification of
                   beneficial owner or agent from and         Trustees, officers and shareholders,
                   against any and all claims and demands.    indemnification is expressly provided
                   Consistent with the Delaware Act, the      for in the Massachusetts Trust's
                   Declaration of Trust for the Franklin DE   Declaration of Trust and By-Laws.  The
                   Trust provides for the indemnification     Declaration of Trust provides that
                   of officers and Trustees from and          Trustees shall be entitled and empowered
                   against any and all claims and demands     to the fullest extent permitted by law
                   arising out of or related to the           to provide by resolution or in the
                   performance of their duties as an          By-Laws for indemnification out of the
                   officer or Trustee.  The Franklin DE       Trust's assets for liability and for all
                   Trust will not indemnify, hold harmless    expenses reasonably incurred or paid or
                   or relieve from liability any Trustees     expected to be paid by a Trustee or
                   or officers for those acts or omissions    officer in connection with any claim,
                   for which they are liable if such          action, suit or proceeding.  However,
                   conduct constitutes willful misfeasance,   the Declaration of Trust of the
                   bad faith, gross negligence or reckless    Massachusetts Trust excludes
                   disregard of their duties.                 indemnification for willful misfeasance,
                                                              bad faith, and gross negligence or
                                                              reckless disregard of one's duties.

                   The Declaration of Trust of the Franklin   The Massachusetts Statute does not have
                   DE Trust also provides that any            a specific provision permitting
                   shareholder or former shareholder that     indemnification of shareholders.  The
                   is exposed to liability by reason of a     Massachusetts Trust's Declaration of
                   claim or demand related to having been a   Trust, however, does provide for
                   shareholder, and not because of his or     indemnification of a shareholder or
                   her acts or omissions, shall be entitled   former shareholder
                   or be held harmless and indemnified out
                   of the assets of the Franklin DE Trust.

INSURANCE          The Delaware Act does not contain a        There is no provision in the
                   provision specifically related to          Massachusetts statute relating to
                   insurance.  The Franklin DE Trust's        insurance.  The Massachusetts Trust's
                   Declaration of Trust provides that the     Declaration of Trust permits the
                   Trustees shall be entitled and empowered   purchase of liability insurance out of
                   to the fullest extent permitted by law     the Massachusetts Trust's assets on
                   to purchase with the Franklin DE Trust's   behalf of the Trustees, officers and
                   assets insurance for liability and for     agents of the Massachusetts Trust.
                   all expenses reasonably incurred or paid   Insurance may be maintained for any
                   or expected to be paid by a Trustee or     agent of the Massachusetts Trust only to
                   officer in connection with any claim or    the extent that the Massachusetts Trust
                   proceeding in which he or she becomes      would have the power to indemnify the
                   involved by virtue of his or her           agent against such liability.
                   capacity (or former capacity) with the
                   Franklin DE Trust, whether or not the
                   Franklin DE Trust would have the power
                   to indemnify against such liability.

                   The By-Laws of the Franklin DE Trust       The By-Laws of the Massachusetts Trust
                   permit insurance coverage only to the      permit insurance coverage only to the
                   extent that the Franklin DE Trust would    extent that the Massachusetts Trust
                   have the power to indemnify against such   would have the power to indemnify the
                   liability.                                 agent against such liability.





                           EVERY SHAREHOLDER'S VOTE IS IMPORTANT

















                    IMPORTANT: PLEASE SIGN AND MAIL IN YOUR PROXY...TODAY






PROXY                                                                   PROXY
                              SPECIAL SHAREHOLDERS' MEETING OF
                               FRANKLIN RISING DIVIDENDS FUND
                                      OCTOBER 26, 1999

The undersigned hereby revokes all previous proxies for his or her shares and appoints Rupert H. Johnson, Jr., Harmon E. Burns, Deborah R. Gatzek, and Leiann Nuzum, and each of them, proxies of the undersigned with full power of substitution to vote all shares of Franklin Rising Dividends Fund (the "Fund") that the undersigned is entitled to vote at the Fund's Special Meeting to be held at 777 Mariners Island Boulevard, San Mateo, CA 94404 at 10:00 a.m., Pacific time on October 26, 1999, including any adjournments thereof, upon such business as may properly be brought before the Meeting.

IMPORTANT: PLEASE SEND IN YOUR PROXY TODAY.

YOU ARE URGED TO DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY. THIS WILL SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

                              Note: Please sign exactly as your name appears on the proxy. If signing for estates, trusts or corporations, title or capacity should be stated. If shares are held jointly, each holder must sign.

                              -------------------------------------------
                              Signature
                              -------------------------------------------
                              Signature
                              -------------------------------------------
                              Date


--------------------------------------------------------------------------------
PLEASE SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO POSTAGE REQUIRED IF MAILED IN THE U.S.
--------------------------------------------------------------------------------

                                 (Please see reverse side)





                           EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                    IMPORTANT: PLEASE SIGN AND MAIL IN YOUR PROXY...TODAY


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF FRANKLIN MANAGED TRUST, ON BEHALF OF ITS SERIES, FRANKLIN RISING DIVIDENDS FUND (THE "FUND"). IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED IN FAVOR OF PROPOSALS 1 (INCLUDING ALL NOMINEES FOR TRUSTEE), 2, 3, 4 (INCLUDING ALL SUB-PROPOSALS), 5, AND 6. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING ABOUT WHICH THE PROXYHOLDERS WERE NOT AWARE PRIOR TO THE TIME OF THE SOLICITATION, AUTHORIZATION IS GIVEN THE PROXYHOLDERS TO VOTE IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT ON SUCH MATTERS. MANAGEMENT IS NOT AWARE OF ANY SUCH MATTERS.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF PROPOSALS 1 - 6.

--------------------------------------------------------------------------------
1. Election of Trustees. To withhold        FOR all     Vote          FOR all
authority to vote for any individual        nominees    withheld for  nominees
nominee, strike a line through the                      all           (except
nominee's name in the list below.                                     as marked
                                                                      to the
                                                                      contrary)

--------------------------------------------------------------------------------
Frank T. Crohn
Charles Rubens II
William J. Lippman
Leonard Rubin

--------------------------------------------------------------------------------
                                            FOR        AGAINST     ABSTAIN

--------------------------------------------------------------------------------
2. To ratify the selection of Tait, Weller
& Baker as the Trust's independent
auditors for the Trust's fiscal year
ending September 30, 1999.

--------------------------------------------------------------------------------
3. To modify the Fund's current criteria for the selection of portfolio companies related to the issuer's treatment of debt on its balance sheet, which is fundamental.

--------------------------------------------------------------------------------
                                        FOR all      AGAINST all   FOR all
                                        Sub-Proposal Sub-Proposals Sub-Proposals
                                                                    (except
                                                                    as marked
                                                                    to the
                                                                    contrary)
--------------------------------------------------------------------------------
4.  To approve amendments to certain of
the Fund's fundamental investment
restrictions (includes seven (7)
Sub-Proposals).
--------------------------------------------------------------------------------
                                            FOR        AGAINST     ABSTAIN
--------------------------------------------------------------------------------
4(a)  To amend the Fund's fundamental
investment restriction regarding borrowing.
--------------------------------------------------------------------------------
4(b) To amend the Fund's fundamental
investment restriction regarding
underwriting.
--------------------------------------------------------------------------------
4(c) To amend the Fund's fundamental
investment restriction regarding lending.
--------------------------------------------------------------------------------
4(d) To amend the Fund's fundamental
investment restriction regarding
investments in real estate and commodities.
--------------------------------------------------------------------------------
4(e)  To  amend  the   Fund's   fundamental
investment  restriction  regarding  issuing
senior securities.
--------------------------------------------------------------------------------
4(f) To amend the Fund's fundamental
investment restriction regarding industry
concentration.
--------------------------------------------------------------------------------
4(g) To amend the Fund's fundamental
investment restriction regarding
diversification of investments.
--------------------------------------------------------------------------------
5.  To approve the elimination of certain
of the Fund's fundamental investment
restrictions.
--------------------------------------------------------------------------------
6.  To approve the reorganization of the
Trust from a Massachusetts business trust
to a Delaware business trust.
--------------------------------------------------------------------------------
                                           GRANT      WITHHOLD     ABSTAIN
--------------------------------------------------------------------------------
7.  To grant the proxyholders the
authority to vote upon any other business
that may properly come before the Meeting
or any adjournments thereof.
--------------------------------------------------------------------------------